                                                     ARMADA
SEMI-ANNUAL REPORT
                                                     FUNDS
NOVEMBER 30, 1997
                                                     INCOME
(UNAUDITED)
                                                     SERIES


ARMADA TOTAL RETURN ADVANTAGE FUND
ARMADA INTERMEDIATE BOND FUND
ARMADA ENHANCED INCOME FUND
ARMADA GNMA FUND
ARMADA BOND FUND




                                                      [ARMADA FUNDS LOGO]
                                                Financial Power Close at Hand

LOGO                        ARMADA FUNDS
                            INCOME SERIES
                            SEMI-ANNUAL REPORT - NOVEMBER 30, 1997
                            (UNAUDITED)

                                TABLE OF CONTENTS
                                Chairman's Message.........................................     1
                                Income Market Overview.....................................     3
                                FUND OVERVIEWS
                                  Armada Total Return Advantage Fund.......................     4
                                  Armada Intermediate Bond Fund............................     6
                                  Armada Enhanced Income Fund..............................     8
                                  Armada GNMA Fund.........................................    10
                                  Armada Bond Fund.........................................    12

                                PORTFOLIO OF INVESTMENTS AND FINANCIAL HIGHLIGHTS
                                  Armada Total Return Advantage Fund.......................    14
                                  Armada Intermediate Bond Fund............................    19
                                  Armada Enhanced Income Fund..............................    22
                                  Armada GNMA Fund.........................................    25
                                  Armada Bond Fund.........................................    27
                                FINANCIAL STATEMENTS
                                  Statement of Assets and Liabilities......................    30
                                  Statement of Operations..................................    31
                                  Statement of Changes in Net Assets.......................    32
                                NOTES TO FINANCIAL STATEMENTS..............................    34


- SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY NATIONAL CITY BANK, NATIONAL ASSET MANAGEMENT CORPORATION, THEIR AFFILIATES OR ANY BANK.
- SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.
- AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
- PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE, AND THE INVESTMENT RETURN WILL FLUCTUATE.

National City Bank and National Asset Management Corporation serve as investment advisers to Armada Funds for which they receive an investment advisory fee. For more complete information about Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Bank and is not a bank.
ARMADA
TOTAL RETURN
ADVANTAGE FUND
ARMADA
INTERMEDIATE
BOND FUND
ARMADA
ENHANCED INCOME
FUND
ARMADA
GNMA FUND
ARMADA
BOND FUND

LOGO                        CHAIRMAN'S MESSAGE

                            DEAR ARMADA FUNDS SHAREHOLDER:

                              It is my pleasure to update you on the semi-annual
                            performance of the Armada Funds. As of November 30, 1997, the Funds held total assets of $6.09 billion, an increase of 13% over the total assets of six months ago. This growth is the direct result of additional investments by shareholders and strong, ongoing improvement in investment income.

                            INVESTMENT PERFORMANCE EARNS NATIONAL RECOGNITION

                              Our performance has been impressive considering
                            the relatively high volatility in the recent market. Especially noteworthy has been the recognition given to Armada Funds by industry publications as exemplified by the following:

                              - The Armada Equity Growth Fund was highlighted in
                                Investor's Business Daily as one of the leading mutual funds for the past three years.

                              - The Armada Small Cap Value Fund (formerly the
                                Mid Cap Regional Fund) was awarded a 5-star rating from Morningstar on August 31, 1997.

                              - The Armada GNMA Fund was recognized by The Wall
                                Street Journal on October 14, 1997 as one of the top GNMA funds in the country.

                              - In the December 1997 issue of Mutual Funds
                                Magazine, the entire Armada Family of Funds was awarded 4 stars out of a possible five.

                            EXPANDING AND CLARIFYING OUR RANGE OF INVESTMENT CHOICES

                              The range of investment opportunities for current
                            and potential shareholders was significantly expanded in August with the addition of three new equity funds. Within the Armada Equity Series, you now can diversify across large and small market capitalizations, and take advantage of both growth and value styles of investing. The six funds in the Series are:





                                Armada Core Equity Fund           Armada  Small Cap Growth Fund
                                Armada International Equity Fund  Armada Equity Income Fund
                                Armada Equity Growth Fund         Armada Small Cap Value Fund

LOGO                        CHAIRMAN'S MESSAGE

                            CHANGES APPROVED BY SHAREHOLDERS

                              Several changes were approved at our November 1997
                            shareholder meeting. Additionally, three funds were renamed to more accurately reflect their investment style and fund characteristics:

                            Armada Small Cap Value Fund is the new name for the former Armada Mid Cap Regional Fund.

                            Armada Bond Fund is the new name for the former Armada Intermediate Government Fund.

                            Armada Intermediate Bond Fund is the new name for the former Armada Fixed Income Fund.

                              Other changes were made to clarify the investment
                            objectives and limitations for a number of funds. Also, all of the funds elected the Board of Trustees who are listed on the back page of this report.

                              If you would like more information about your
                            investment, or any of the Armada Funds, please call your account representative or 1-800-622-FUND(3863). Or you can find us on the World Wide Web at WWW.NATIONAL-CITY.COM. Click Invest It! for Armada Funds information. We are pleased to answer your questions and look forward to serving your investment needs now and in the years to come.

                              Best wishes for a happy, healthy and rewarding
                            1998.

                            Sincerely,

                            /s/ Robert D. Neary
                            Robert D. Neary
                            Chairman
                            Armada Funds

LOGO   INCOME MARKET OVERVIEW

                            REMARKS FROM THE ADVISERS

"IT IS DIFFICULT TO FIND ANY
SIGN OF
INFLATIONARY PRESSURES EVEN
WITH
CONTINUED STRONG ECONOMIC
GROWTH AND A RECORD LOW
UNEMPLOYMENT RATE."
                              After posting the fastest six month growth rate of
                            this entire expansion in 1997's first half, the economy continued strong through the year's second half. Most notably, consumer spending showed considerable acceleration. With job gains continuing, the unemployment rate below 5%, personal income growth at nearly 6%, and consumer debt problems on the decline, there is no reason to expect a substantial slowdown in the critical consumer sector.

                              Other signs of continued economic vigor include
                            business investment, which posted the highest quarterly growth rate in almost a decade, strong industrial production, and the housing sector where low interest rates and low inventories have resulted in cycle high levels in housing sales and starts.

                              It is difficult to find any sign of inflationary
                            pressures even with continued strong economic growth and a record low unemployment rate. The Consumer Price Index is currently running at a ten year low of only a 2.1% rate, while its core rate stands at 2.3%. Producer prices once again hit deflationary levels as the Producer Price Index currently registered a -0.2% rate, while its core index has risen only 0.3%. Other signs of inflation constraint include crude oil futures which have fallen 11% in the last month, industrial commodity indices that are at two year lows, and gold trading at the lowest levels in twelve years.

                              In the labor market, signs of wage gains are
                            emerging as average hourly earnings hit a cycle high of 4.2%. However, strong productivity gains continued to push unit labor costs down, as manufacturing productivity hit a 27 year high.

                              After the seventh and fastest year of economic
                            growth in this cycle, we envision a more moderate pace of economic activity in 1998. In particular, the rate of consumer spending should decline from this year's pace of nearly 4%, while investment spending will also slow from its continued high teens rate. In addition, government spending, housing and inventories are all likely to be neutrals at best for growth, with their risks shaded to the downside. Finally, the problems in Southeast Asia will undoubtedly serve to widen our trade deficit even more from this year's record, which will certainly decrease reported growth.

                              Our expectation is for moderate economic growth
                            next year, with the risks tilted towards the downside. In terms of inflation, we foresee a continuation of this year's stellar performance. We anticipate that consumer prices could rise modestly next year and as with growth, we think the risks to this forecast are to the downside. In this moderating growth/low inflation environment, we believe the next Federal Reserve Board interest rate move will likely be an ease, though not until later in 1998. Finally, in such a scenario of moderating growth, low and declining inflation, a friendly Federal Reserve, and a growing lack of supply (deficit reduction), long bond yields could continue to experience downward pressures.

LOGO   ARMADA TOTAL RETURN
                            ADVANTAGE FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
INVESTMENT MANAGEMENT GROUP,
 NATIONAL ASSET
 MANAGEMENT CORPORATION
FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL
SHARES)
SEPTEMBER 6, 1994 (RETAIL
SHARES)
ASSETS:
$281,525,217 (INSTITUTIONAL
SHARES)
$  2,284,124 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
PROVIDE A TOTAL RATE OF
RETURN,
INCOME AND PRICE
APPRECIATION GREATER THAN
THAT OF POPULAR MARKET
INDICES WITH SIMILAR MATURITY
AND QUALITY CHARACTERISTICS.
UNDER NORMAL MARKET
CONDITIONS, THE FUND MAIN-
TAINS AN AVERAGE DOLLAR-
WEIGHTED PORTFOLIO MATURITY
OF TWO YEARS ABOVE OR
BELOW THE AVERAGE MATURITY
OF THE LEHMAN
GOVERNMENT/CORPORATE
BOND INDEX.
                            KEY INVESTMENT CONCEPTS
                              In seeking total return for shareholders of the
                            Armada Total Return Advantage Fund, we use three key strategies. First, we allocate the Fund's investments among different market sectors based on their return potential. Next, we adjust the average maturity direction of the Fund according to our perceptions of intermediate and long-term trends in interest rates. Finally, we look for individual securities whose yields we feel are attractive in terms of their own historical standards and versus other securities with similar characteristics.

                            RECENT PERFORMANCE
                              In the past 6 months of the fiscal year, for the
                            period ended November 30, 1997, the Fund underperformed the bond market. The Fund's Institutional and Retail shares had total returns of 6.34% and 6.20% (before sales charges), respectively, versus 6.99% for the Lehman Government/Corporate Bond Index (the "Index"). The Fund's performance during the first half of the fiscal year was hampered by the Fund's exposure to non-Treasury bonds, in general, and specifically Southeast Asian Yankee Bonds.

                            FUND STRATEGIES
                              The average duration of the Fund was approximately
                            5.54 years or 0.20 years longer than that of the Index. This is consistent with our belief that the longer term trend toward lower interest rates (that began in 1981) is intact and will continue. During the past 6 months, rates rallied by approximately 80 basis points. It was not a smooth ride, as during late summer/early fall the market rally was interrupted by a 40 basis point sell out before the rally resumed in mid September. The Southeast Asian debacle came to a head in late October and underperformance spread to all non-Treasury market sectors during the following month.

                            FUND STRUCTURE
                              While the Fund's overweighting in non-Treasury
                            sectors was a drag on performance during the first half of the fiscal year, we expect performance in the upcoming 3-6 months to be enhanced markedly by our posture. Currently, the Fund owns approximately 27.5% in Treasuries and Agencies, 29.8% in Corporates, 12.2% in Mortgage-Backed securities, and 26.6% in Asset-Backed securities. This compares with 70% Treasuries and Agencies and 30% Corporates in the Index.

                            LOOKING AHEAD
                              We enter the second half of the fiscal year with
                            the expectation of slower economic growth, continued low inflation, and therefore lower interest rates.

LOGO   ARMADA TOTAL RETURN
                            ADVANTAGE FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"WE ENTER THE SECOND HALF OF
THE
FISCAL YEAR WITH THE
EXPECTATION
OF SLOWER ECONOMIC GROWTH,
CONTINUED LOW INFLATION, AND
THEREFORE LOWER INTEREST
RATES. IN
THIS ENVIRONMENT, WE BELIEVE
THAT CORPORATE, MORTGAGE, AND
ASSET-BACKED SECURITIES
SHOULD
OUTPERFORM GOVERNMENT
SECURITIES."
                            In this environment, we believe that corporate, mortgage, and asset-backed securities should outperform government securities. These sectors performed poorly in the last month due to investor concerns regarding the impact of the Pacific Rim events on the U. S. economy. We expect a rebound in these securities during the first half of 1998.
                              The Fund is positioned to benefit from this
                            rebound with heavy exposure to the corporate,
                            mortgage and asset-backed sectors, as well as a slightly longer duration posture relative to the Index. As usual, we continue to maintain high quality portfolios based on our strategy of sector allocation, duration management, and security selection.

                                                            ====================================================================

                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                      Six Months      1-Year
                                                                                                     ---------------------------
                                                             Armada Total Return Advantage Fund
                                                             Institutional Shares(1)                      6.34%         6.61%
                                                            --------------------------------------------------------------------
                                                             Armada Total Return Advantage Fund
                                                             Retail Shares With Sales Charge(5)           2.18%         2.48%
                                                                      Without Sales Charge                6.20%         6.45%
                                                            --------------------------------------------------------------------

                                                            =========================================
                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                            3-Years(4)
                                                             Armada Total Return Advantage Fund
                                                             Institutional Shares(1)                           10.14%
                                                            -----------------------------------------
                                                             Armada Total Return Advantage Fund
                                                             Retail Shares With Sales Charge(5)                 8.30%
                                                                      Without Sales Charge                      9.69%
                                                            -----------------------------------------

                                                            =========================================
                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                       Since Inception(2,4)
                                                             Armada Total Return Advantage Fund
                                                             Institutional Shares(1)                            8.92%
                                                            -----------------------------------------
                                                             Armada Total Return Advantage Fund
                                                             Retail Shares With Sales Charge(5)                 7.23%
                                                                      Without Sales Charge                      8.51%
                                                            -----------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                                                                                               Armada Total Return
                  Measurement Period                       Lehman Government/Corporate            Advantage Fund
                 (Fiscal Year Covered)                             Bond Index                 (Institutional Shares )
Jul-1994                                                                       10000.00                        10000.00
Nov-1994                                                                       10020.87                        10011.37
May-1995                                                                       11186.74                        11122.04
Nov-1995                                                                       11853.41                        11846.19
May-1996                                                                       11645.28                        11591.88
Nov-1996                                                                       12516.09                        12545.75
May-1997                                                                       12565.19                        12578.40
Nov-1997                                                                       13443.21                        13375.35

                                                             Armada Total Return
                  Measurement Period                        Advantage Fund (Retail
                 (Fiscal Year Covered)                     Shares with sales charge
Sep-1994                                                                      9625.00
Nov-1994                                                                      9496.49
May-1995                                                                     10082.17
Nov-1995                                                                     11156.65
May-1996                                                                     10892.81
Nov-1996                                                                     11775.05
May-1997                                                                     11802.44
Nov-1997                                                                     12534.75

                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
                            2 The Armada Total Return Advantage Fund's date of
                              inception was July 7, 1994 for Institutional shares and September 6, 1994 for Retail shares.
                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.
                            4 Annualized.
                            5 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 4.75%.

LOGO   ARMADA INTERMEDIATE BOND FUND OVERVIEW

                            (FORMERLY ARMADA FIXED INCOME FUND)

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
FIXED INCOME TEAM,
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP
FUND'S DATE OF INCEPTION:
DECEMBER 20, 1989
(INSTITUTIONAL SHARES)
APRIL 15, 1991 (RETAIL
SHARES)
ASSETS:
$146,366,016 (INSTITUTIONAL
SHARES)
$  3,528,921 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
PROVIDE AS HIGH A LEVEL OF
CURRENT INCOME AS IS
CONSISTENT
WITH PRUDENT INVESTMENT RISK.
THE FUND INVESTS IN
INVESTMENT
GRADE FIXED INCOME
SECURITIES.
UNDER NORMAL MARKET
CONDITIONS,
THE FUND MAINTAINS AN AVERAGE
DOLLAR-WEIGHTED PORTFOLIO
MATURITY OF TEN YEARS OR
LESS.
THE FUND'S BENCHMARK IN TERMS
OF ITS PERFORMANCE IS THE
LEHMAN INTERMEDIATE
GOVERNMENT/CORPORATE
BOND INDEX.
                            KEY INVESTMENT CONCEPTS
                              The Armada Intermediate Bond Fund seeks to provide
                            a high level of income that exceeds the
                            proportionate level of risk taken by the Fund. The Fund seeks to add value through actively managing sector allocation to those sectors that offer the best income and return potential. We seek out only those securities that are attractive on a relative basis and are consistent with the Fund's objectives, while credit quality is maintained at a high level. Performance is measured against the Lehman Intermediate Government/Corporate Bond Index.

                            RECENT PERFORMANCE
                              For the six months ended November 30, 1997, the
                            Armada Intermediate Bond Fund produced a total return of 4.83% for Institutional investors and 4.69% (before sales charges) for Retail investors. Over the same period, our non-investable benchmark, the Lehman Intermediate Government/Corporate Bond Index, posted a total return of 5.02%. As of November 30, 1997, the Fund offered SEC 30-day yields of 5.77% and 5.29% for Institutional and Retail shares, respectively.

                            FUND STRATEGIES
                              Over the past six months, the benchmark 30-year
                            treasury bond has fallen from 6.92% to 6.04% as inflation continued to decline and investors looked for a safe haven in bonds as economic problems in Southeast Asia mounted. During much of this period, the Fund's duration, or interest rate sensitivity, was 5% longer than that of the benchmark, which was a positive for performance.

                            FUND STRUCTURE
                              The Fund's sector allocation has featured an
                            overweighting of asset-backed and mortgage-backed securities while keeping corporates market weighted. This strategy has brought mixed results over the last six months as mortgage-backed securities continued to outperform treasuries, while asset-backed securities did not.

                            LOOKING AHEAD
                              Our outlook calls for the economy to slow from the
                            rapid pace seen over the last six months. The currency crisis that has developed in Southeast Asia will most likely reduce 1998's economic growth by at least 0.5% as exports to this area of the world should decline. As economic growth declines and our currency continues to strengthen, the low and declining inflationary environment we have seen for the last year should continue.

LOGO   ARMADA INTERMEDIATE BOND FUND OVERVIEW

                            (FORMERLY ARMADA FIXED INCOME FUND)

                            COMMENTS FROM THE MANAGER

"AS ECONOMIC GROWTH DECLINES
AND OUR CURRENCY CONTINUES TO
STRENGTHEN, THE LOW AND
DECLINING INFLATIONARY
ENVIRONMENT WE HAVE SEEN FOR
THE LAST YEAR SHOULD
CONTINUE."                    Lower inflation and economic problems in Southeast
                            Asia have kept the Federal Reserve Board on hold since they last raised the federal funds rate in March. In fact, it is beginning to look more probable that they will decrease rates sometime in 1998 as economic growth slows.
                              Over the long-term, the trend toward lower
                            interest rates should resume and bonds at or near current levels should offer investors solid returns going forward.

                                                            ===============================================================

                                                                             TOTAL RETURNS as of 11/30/97
                                                                                                 Six Months      1-Year
                                                                                                ---------------------------

                                                             Armada Intermediate Bond Fund
                                                             Institutional Shares(1)                 4.83%         5.92%
                                                            ---------------------------------------------------------------

                                                             Armada Intermediate Bond Fund
                                                             Retail Shares With Sales Charge(5)      0.73%         1.64%
                                                                      Without Sales Charge           4.69%         5.56%
                                                            ---------------------------------------------------------------

                                                            ====================================
                                                                             TOTAL RETURNS as of 11/30/97
                                                                                                   3-Years(4)    5-Years(4)
                                                             Armada Intermediate Bond Fund
                                                             Institutional Shares(1)                   8.49%         6.31%
                                                            ------------------------------------
                                                             Armada Intermediate Bond Fund
                                                             Retail Shares With Sales Charge(5)        6.83%         5.22%
                                                                      Without Sales Charge             8.21%         6.03%
                                                            ------------------------------------

                                                            ====================================
                                                                             TOTAL RETURNS as of 11/30/97
                                                                                                  Since Inception(2,4)
                                                             Armada Intermediate Bond Fund
                                                             Institutional Shares(1)                       7.75%
                                                            ------------------------------------
                                                             Armada Intermediate Bond Fund
                                                             Retail Shares With Sales Charge(5)            7.00%
                                                                      Without Sales Charge                 7.51%
                                                            ------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                  Measurement Period
                 (Fiscal Year Covered)                            Leh. Gov/Corp                Institutional Shares
Dec-1989                                                                       10000.00                        10000.00
May-1990                                                                       10169.80                        10097.90
Nov-1990                                                                       10769.40                        10665.57
May-1991                                                                       11382.78                        11332.27
Nov-1991                                                                       12214.86                        12205.37
May-1992                                                                       12701.71                        12800.90
Nov-1992                                                                       13232.68                        13334.86
May-1993                                                                       14022.16                        14250.16
Nov-1993                                                                       14520.53                        14863.80
May-1994                                                                       14204.02                        14249.53
Nov-1994                                                                       14255.81                        14182.54
May-1995                                                                       15573.46                        15610.05
Nov-1995                                                                       16323.94                        16310.46
May-1996                                                                       16288.39                        16201.78
Nov-1996                                                                       17274.91                        17098.35
May-1997                                                                       17473.89                        17275.90
Nov-1997                                                                       18349.83                        18110.83

                  Measurement Period
                 (Fiscal Year Covered)                          Retail Shares
Dec-1989                                                                      9625.00
May-1990                                                                      9718.88
Nov-1990                                                                     10265.24
May-1991                                                                     10904.74
Nov-1991                                                                     11728.31
May-1992                                                                     12283.23
Nov-1992                                                                     12777.02
May-1993                                                                     13638.04
Nov-1993                                                                     14204.87
May-1994                                                                     13606.53
Nov-1994                                                                     13514.93
May-1995                                                                     14866.34
Nov-1995                                                                     15512.83
May-1996                                                                     15378.31
Nov-1996                                                                     16221.82
May-1997                                                                     16355.94
Nov-1997                                                                     17123.62

                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Intermediate Bond Fund's date of
                              inception was December 20, 1989 for Institutional shares and April 15, 1991 for Retail shares. The performance information of the Retail shares includes information from the commencement of operations of the Institutional shares, rather than the date Retail shares were introduced. The performance of the Retail shares prior to their introduction date does not reflect shareholder servicing fees, which, if reflected, would reduce the performance quoted for such periods.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

                            5 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 4.75%.

LOGO   ARMADA ENHANCED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
INVESTMENT MANAGEMENT GROUP,
 NATIONAL ASSET
 MANAGEMENT CORPORATION
FUND'S DATE OF INCEPTION:
JULY 7, 1994 (INSTITUTIONAL
SHARES)
SEPTEMBER 9, 1994 (RETAIL
SHARES)
ASSETS:
$69,941,133 (INSTITUTIONAL
SHARES)
$ 2,409,534 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
SEEK A TOTAL RATE OF RETURN
GREATER THAN THAT OF THE
MERRILL
LYNCH 1-3 YEAR TREASURY
INDEX.
THE FUND WILL NORMALLY INVEST
AT
LEAST 80% OF THE VALUE OF ITS
TOTAL ASSETS IN INVESTMENT
GRADE
DEBT SECURITIES OF ALL TYPES.
HOWEVER, UP TO 20% OF THE
VALUE OF ITS TOTAL ASSETS MAY
BE
INVESTED IN PREFERRED STOCKS
AND
OTHER INVESTMENTS. UNDER
NORMAL
MARKET CONDITIONS, THE FUND
INTENDS TO MAINTAIN AN
AVERAGE
DOLLAR-WEIGHTED PORTFOLIO
MATURITY FOR ITS DEBT
SECURITIES OF
 1/2 TO 4 YEARS.
                            KEY CONCEPTS
                              In seeking total return for shareholders of the
                            Armada Enhanced Income Fund, we use three key strategies. First, we allocate the Fund's investments among different market sectors based on their return potential. Next, we adjust the average maturity direction of the Fund according to our perceptions of intermediate and long-term trends in interest rates. Finally, we look for individual securities whose yields we feel are attractive in terms of their own historical standards and versus other securities with similar characteristics.

                            RECENT PERFORMANCE

                              In the past 6 months of the fiscal year, for the
                            period ended November 30, 1997, the Fund slightly underperformed the short-term bond market. The Fund's Institutional and Retail shares (before sales charges) had total returns of 3.59% and 3.54%, respectively, versus 3.66% for the Merrill Lynch 1-3 year Treasury Index (the "Index").

                            FUND STRATEGIES

                              The average duration of the Fund is approximately
                            1.7 years or +0.1 years longer than that of the Index. This is consistent with our belief that the longer term trend toward lower rates (that began in 1981) is intact and will continue. During the past 6 months, short rates rallied approximately 46 basis points. It was not a smooth ride, though, as during late summer/early fall the market rally was interrupted by a 25 basis point sell off before resuming in mid-September.

                            FUND STRUCTURE

                              While the Fund's overweighting in non-Treasury
                            Sectors was a drag on performance during the first 6 months of the fiscal year, we expect performance in the upcoming 3-6 months to be markedly enhanced by our posture. Currently, the Fund owns approximately 41% Treasuries and Agencies, 12.5% Corporates, 3% mortgage-backed securities, and 42% asset-backed securities. This compares with the Index composition of 100% Treasuries.

                            LOOKING AHEAD

                              We enter the second half of the fiscal year with
                            the expectation of slower economic growth, continued low inflation, and therefore lower interest rates. In this environment, we believe that corporate, mortgage and asset-backed securities should outperform government securities. The sectors performed poorly in the last month due to investor concerns regarding the impact of the Pacific Rim events on the U. S. economy. We expect a rebound in these securities during the first half of 1998.

LOGO   ARMADA ENHANCED INCOME FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

"WE ENTER THE SECOND HALF OF
THE
FISCAL YEAR WITH THE
EXPECTATION
OF SLOWER ECONOMIC GROWTH,
CONTINUED LOW INFLATION, AND
THEREFORE LOWER INTEREST
RATES. IN
THIS ENVIRONMENT, WE BELIEVE
THAT CORPORATE, MORTGAGE AND
ASSET-BACKED SECURITIES
SHOULD
OUTPERFORM GOVERNMENT
SECURITIES."
                              The Fund is positioned to benefit from this
                            rebound with heavy exposure to asset-backed securities and corporates, as well as a slightly longer duration posture relative to the Index. As usual, we continue to maintain a high quality portfolio based on our strategy of sector allocation, duration management and security selection.

                                                            ====================================================================

                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                      Six Months      1-Year
                                                                                                     ---------------------------
                                                             Armada Enhanced Income Fund
                                                             Institutional Shares(1)                      3.59%         5.73%
                                                            --------------------------------------------------------------------
                                                             Armada Enhanced Income Fund
                                                             Retail Shares With Sales Charge              0.72%         2.68%
                                                                      Without Sales Charge                3.54%         5.62%
                                                            --------------------------------------------------------------------

                                                            =========================================
                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                            3-Years(4)
                                                             Armada Enhanced Income Fund
                                                             Institutional Shares(1)                            6.42%
                                                            -----------------------------------------
                                                             Armada Enhanced Income Fund
                                                             Retail Shares With Sales Charge                    5.29%
                                                                      Without Sales Charge                      6.28%
                                                            -----------------------------------------

                                                            =========================================
                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                       Since Inception(2,4)
                                                             Armada Enhanced Income Fund
                                                             Institutional Shares(1)                            6.14%
                                                            -----------------------------------------
                                                             Armada Enhanced Income Fund
                                                             Retail Shares With Sales Charge                    5.15%
                                                                      Without Sales Charge                      6.07%
                                                            -----------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                  Measurement Period                                                               Merrill Lynch 1-3 Year
                 (Fiscal Year Covered)                            Institutional                        Treasury Index
Jul-1994                                                                  10000.00                             10000.00
Nov-1994                                                                  10165.40                             10076.11
May-1995                                                                  10587.39                             10715.05
Nov-1995                                                                  10931.51                             11122.21
May-1996                                                                  11154.79                             11277.13
Nov-1996                                                                  11587.36                             11765.88
May-1997                                                                  11826.27                             12021.94
Nov-1997                                                                  12251.09                             12463.20

                  Measurement Period                                      (with sales
                 (Fiscal Year Covered)                            Retail    charge)
Sep-1994                                                                    9725.00
Nov-1994                                                                    9795.67
May-1995                                                                   10199.53
Nov-1995                                                                   10524.71
May-1996                                                                   10723.09
Nov-1996                                                                   11133.25
May-1997                                                                   11357.24
Nov-1997                                                                   11759.32

                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Enhanced Income Fund's date of
                              inception was July 7, 1994 for Institutional shares and September 9, 1994 for Retail shares.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

LOGO   ARMADA GNMA FUND OVERVIEW

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
FIXED INCOME TEAM,
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP
FUND'S DATE OF INCEPTION:
AUGUST 10, 1994
(INSTITUTIONAL)
SEPTEMBER 11, 1996 (RETAIL)
ASSETS:
$69,367,002 (INSTITUTIONAL
SHARES)
$  137,440 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
SEEK THE HIGHEST LEVEL OF
CURRENT
INCOME CONSISTENT WITH
PRESERVATION OF CAPITAL AND A
HIGH DEGREE OF LIQUIDITY BY
INVESTING PRIMARILY IN
MORTGAGE
PASS-THROUGH SECURITIES
GUARANTEED BY THE GOVERNMENT
NATIONAL MORTGAGE
ASSOCIATION.
THE FUND'S BENCHMARK IN TERMS
OF ITS PERFORMANCE IS THE
LEHMAN GNMA INDEX.
                            KEY INVESTMENT CONCEPTS
                              The Armada GNMA Fund seeks to maximize total
                            return by investing primarily in mortgage-backed securities guaranteed by the Government National Mortgage Association. The performance of the Fund is measured against the Lehman GNMA Index (the "Index"). The Fund seeks to add value by investing in the most attractive sectors within the mortgage-backed securities market.

                            RECENT PERFORMANCE
                              For the six months ended November 30, 1997 the
                            Fund produced a total return of 5.37% for Institutional investors and 5.24% (before sales charges) for Retail investors. For the same period, the Index posted a total return of 5.58%. As of November 30, 1997, the Fund had SEC 30-day yields of 5.95% and 5.48% for Institutional and Retail shares, respectively.

                            FUND STRATEGY
                              For most of this period, the Fund's interest rate
                            sensitivity was 5% greater than that of the Index, which allowed the Fund to take advantage of the declining interest rate environment. The Fund has an overweighted position in seasoned mortgage securities which have lower prepayment sensitivity than more recent vintages. In addition, the Fund continues to look for favorable financing rates in the mortgage market by "rolling" a portion of its TBA product.

                            LOOKING AHEAD
                              Our outlook calls for the economy to slow from the
                            rapid pace seen over the last six months. The currency crisis that has developed in Southeast Asia will most likely reduce 1998's economic growth by at least 0.5% as exports to this area of the world should decline. As economic growth declines and our currency continues to strengthen, the low and declining inflationary environment we have seen for the last year should continue.
                              Lower inflation and economic problems in Southeast
                            Asia have kept the Federal Reserve Board on hold since they last raised the federal funds rate in March. In fact, it is beginning to look more probable that they will decrease rates sometime in 1998 as economic growth slows.

LOGO   ARMADA GNMA FUND OVERVIEW

                            COMMENTS FROM THE MANAGER
"FOR MOST OF THIS PERIOD, THE
FUND'S INTEREST RATE
SENSITIVITY
WAS 5% GREATER THAN THAT OF
THE
INDEX, WHICH ALLOWED THE FUND
TO TAKE ADVANTAGE OF THE
DECLINING INTEREST RATE
ENVIRONMENT."

                                                            ====================================================================

                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                      Six Months      1-Year
                                                                                                     ---------------------------
                                                             Armada GNMA Fund
                                                             Institutional Shares(1)                      5.37%         7.77%
                                                            --------------------------------------------------------------------
                                                             Armada GNMA Fund
                                                             Retail Shares With Sales Charge(5)           1.25%         3.50%
                                                                      Without Sales Charge                5.24%         7.50%
                                                            --------------------------------------------------------------------

                                                            =========================================
                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                           3-Years(2,4)
                                                             Armada GNMA Fund
                                                             Institutional Shares(1)                            9.99%
                                                            -----------------------------------------
                                                             Armada GNMA Fund
                                                             Retail Shares With Sales Charge(5)                 8.49%
                                                                      Without Sales Charge                      9.89%
                                                            -----------------------------------------

                                                            =========================================
                                                                                TOTAL RETURNS as of 11/30/97
                                                                                                       Since Inception(2,4)
                                                             Armada GNMA Fund
                                                             Institutional Shares(1)                            8.67%
                                                            -----------------------------------------
                                                             Armada GNMA Fund
                                                             Retail Shares With Sales Charge(5)                 7.34%
                                                                      Without Sales Charge                      8.59%
                                                            -----------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                  Measurement Period
                 (Fiscal Year Covered)                            Institutional                       Retail
Aug-1994                                                                       10000.00                         9625.00
Nov-1994                                                                        9899.00                         9528.36
May-1995                                                                       10963.00                        10552.26
Nov-1995                                                                       11000.00                        11033.40
May-1996                                                                       11466.00                        11039.25
Nov-1996                                                                       12223.00                        11761.92
May-1997                                                                       12501.00                        12014.25
Nov-1997                                                                       13172.00                        12643.75

                  Measurement Period                        Merrill Lynch 1-3 Year
                 (Fiscal Year Covered)                          Treasury Index
Aug-1994                                                                     10000.00
Nov-1994                                                                      9819.59
May-1995                                                                     10930.84
Nov-1995                                                                     11473.77
May-1996                                                                     11515.77
Nov-1996                                                                     12328.11
May-1997                                                                     12608.82
Nov-1997                                                                     13311.35

                            LOGO
                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada GNMA Fund's date of inception was
                              August 10, 1994 for Institutional shares and
                              September 11, 1996 for Retail shares. The performance information of the Retail shares includes information from the commencement of operations of the Institutional shares, rather than the date Retail shares were introduced. The performance of the Retail shares prior to their introduction date does not reflect shareholder servicing fees, which, if reflected, would reduce the performance quoted for such periods.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

                            5 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 4.75%.

LOGO   ARMADA BOND FUND OVERVIEW
                            (FORMERLY ARMADA INTERMEDIATE
                            GOVERNMENT FUND)

                            COMMENTS FROM THE MANAGER

PORTFOLIO MANAGER:
FIXED INCOME TEAM,
 NATIONAL CITY'S
 ASSET MANAGEMENT GROUP
FUND'S DATE OF INCEPTION:
AUGUST 10, 1994
(INSTITUTIONAL)
SEPTEMBER 11, 1996 (RETAIL)
ASSETS:
$93,639,863 (INSTITUTIONAL
SHARES)
$    40,751 (RETAIL SHARES)
INVESTMENT OBJECTIVE:
SEEK PRESERVATION OF CAPITAL AND
A HIGH DEGREE OF LIQUIDITY WHILE
PROVIDING CURRENT INCOME. THE
FUND INVESTS IN A BROAD ARRAY OF
FIXED INCOME SECURITIES, INCLUDING
GOVERNMENT AND CORPORATE BONDS
AND MORTGAGE AND ASSET-BACKED
SECURITIES. THE FUND'S
BENCHMARK IN TERMS OF ITS
PERFORMANCE IS THE LEHMAN
AGGREGATE BOND INDEX.       KEY INVESTMENT CONCEPTS:
                              The Armada Bond Fund seeks preservation of capital
                            and a high degree of liquidity while providing income. The Fund invests in a broad array of fixed income securities, including government and corporate bonds and mortgage and asset-backed securities. The benchmark and objective of this Fund changed as of 12/23/97 to the Armada Bond Fund. The performance of the Fund going forward will be measured against the Lehman Aggregate Bond Index.
                            The Fund seeks to add value through sector rotation and individual security selection.

                            RECENT PERFORMANCE
                              For the six months ended November 30, 1997, the
                            Fund produced a total return of 4.64% for Institutional investors and 4.52% (before sales charges) for Retail investors. For the same period, the Lehman Intermediate Government Bond Index posted a total return of 4.87%. As of November 30, 1997, the Fund had SEC 30-day yields of 5.85% and 5.38% for Institutional and Retail shares, respectively.

                            FUND STRATEGY
                              For most of this period, the Fund's interest rate
                            sensitivity was 5% greater than that of the Lehman Intermediate Government Bond Index, which allowed the Fund to take advantage of the declining interest rate environment. The Fund has an overweighted position in stable mortgage-backed securities which have low prepayment sensitivity. These securities provide additional yield with a minimal increase in risk.

                            LOOKING AHEAD
                              Our outlook calls for the economy to slow from the
                            rapid pace seen over the last six months. The currency crisis that has developed in Southeast Asia will most likely reduce 1998's economic growth by at least 0.5% as exports to this area of the world should decline. As economic growth declines and our currency continues to strengthen, the low and declining inflationary environment we have seen for the last year should continue.

                              Lower inflation and economic problems in Southeast
                            Asia has kept the Federal Reserve Board on hold since they last raised the federal funds rate in March. In fact, it is beginning to look more probable that they will decrease rates sometime in 1998 as economic growth slows.

LOGO   ARMADA BOND FUND OVERVIEW
                            (FORMERLY ARMADA INTERMEDIATE
                            GOVERNMENT FUND)

                            COMMENTS FROM THE MANAGER
"AS ECONOMIC GROWTH DECLINES
AND OUR CURRENCY CONTINUES TO
STRENGTHEN, THE LOW AND
DECLINING INFLATIONARY
ENVIRONMENT WE HAVE SEEN FOR
THE LAST YEAR SHOULD
CONTINUE."

                                                            ====================================================================

                                                                               TOTAL RETURNS as of 11/30/97
                                                                                                      Six Months      1-Year
                                                                                                     ---------------------------
                                                             Armada Bond Fund
                                                             Institutional Shares(1)                      4.64%         6.43%
                                                            --------------------------------------------------------------------
                                                             Armada Bond Fund
                                                             Retail Shares With Sales Charge(6)           0.60%         2.18%
                                                                      Without Sales Charge                4.52%         6.18%
                                                            --------------------------------------------------------------------

                                                            =========================================
                                                                               TOTAL RETURNS as of 11/30/97
                                                                                                           3-Years(2,4)
                                                             Armada Bond Fund
                                                             Institutional Shares(1)                            8.31%
                                                            -----------------------------------------
                                                             Armada Bond Fund
                                                             Retail Shares With Sales Charge(6)                 6.83%
                                                                      Without Sales Charge                      8.20%
                                                            -----------------------------------------

                                                            =========================================
                                                                               TOTAL RETURNS as of 11/30/97
                                                                                                       Since Inception(2,4)
                                                             Armada Bond Fund
                                                             Institutional Shares(1)                            7.18%
                                                            -----------------------------------------
                                                             Armada Bond Fund
                                                             Retail Shares With Sales Charge(6)                 5.86%
                                                                      Without Sales Charge                      7.09%
                                                            -----------------------------------------

                                Past performance is not predictive of future
                                                performance.

                                     GROWTH OF A $10,000 INVESTMENT (3)

                  Measurement Period                        Lehman Brothers Government
                 (Fiscal Year Covered)                              Bond Index                    Institutional
Aug-1994                                                               10000.00                            10000.00
Nov-1994                                                                9903.98                             9904.01
May-1995                                                               10765.47                            10773.31
Nov-1995                                                               11258.61                            11251.79
May-1996                                                               11253.49                            11196.04
Nov-1996                                                               11895.18                            11823.23
May-1997                                                               12054.04                            12025.53
Nov-1997                                                               12682.55                            12583.78

                  Measurement Period
                 (Fiscal Year Covered)                          Retail Shares
Aug-1994                                                               9625.00
Nov-1994                                                               9532.26
May-1995                                                              10368.92
Nov-1995                                                              10829.43
May-1996                                                              10775.88
Nov-1996                                                              11373.61
May-1997                                                              11554.39
Nov-1997                                                              12076.19


                            1 Institutional shares are sold primarily to banks
                              and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.

                            2 The Armada Bond Fund's date of inception was
                              August 10, 1994 for Institutional shares and
                              September 11, 1996 for Retail shares. The performance information of the Retail shares includes information from the commencement of operations of the Institutional shares, rather than the date Retail shares were introduced. The performance of the Retail shares prior to their introduction date does not reflect shareholder servicing fees, which, if reflected, would reduce the performance quoted for such periods.

                            3 The return and principal value of an investment
                              will fluctuate. When redeemed, shares may be worth more or less than their original cost.

                            4 Annualized.

                            5 Due to a change in investment objective during the
                              period, the benchmark index for the Bond Fund was changed to the Lehman Aggregate Bond Index. Prior to this change, the Fund was measured against the Lehman Intermediate Government Bond Index.

                            6 Performance calculated based on the maximum
                              front-end sales charge in effect at November 30, 1997 of 3.75%. Effective January 1, 1998, the maximum front-end sales charge was increased to 4.75%.

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA TOTAL RETURN ADVANTAGE FUND
(UNAUDITED)

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
AGENCY OBLIGATIONS -- 1.6%
  Steers Series 1993-G1
    6.36%.......... 11/16/08   $ 1,350   $    1,360,530
  Tennessee Valley Authority
    8.25%.......... 04/11/42     2,700        3,209,625
                                         --------------
  TOTAL AGENCY OBLIGATIONS.............       4,570,155
                                         --------------
    (Cost $4,079,845)
ASSET BACKED SECURITIES (A) -- 26.6%
AUTOS -- 6.7%
  AESOP Funding II Series 1997-1, Class
   A1
    6.22%.......... 08/17/00     3,255        3,255,519
  Chase Manhattan Auto Owner Trust
   Series 1997-A, Class A5
    6.50%.......... 12/27/00     1,045        1,060,632
  GMAC Series 97-A, Class A
    6.50%.......... 02/27/99     2,318        2,331,874
  Onyx Acceptance Grantor Trust Series
   1996-3, Class A
    6.45%.......... 02/19/99     2,156        2,159,578
   Series 1997-2 Class A
    6.35%.......... 02/27/99     1,960        1,971,207
  World Omni Automobile Lease
   Securitization Trust
   Series 1996-B, Class A2
    6.20%.......... 04/12/99     1,000        1,000,223
   Series 1997-A, Class A3
    6.85%.......... 12/23/99     3,080        3,137,009
   Series 1997-A, Class A4
    6.90%.......... 05/03/00     4,000        4,078,781
                                         --------------
                                             18,994,823
                                         --------------
CREDIT CARDS -- 10.3%
  Citibank Credit Card Master Trust I
   Series 1996-1, Class A
    0.00%.......... 02/04/01     2,415        1,970,451

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
ASSET BACKED SECURITIES (A) -- CONTINUED
CREDIT CARDS -- CONTINUED
  Citibank Credit Card Master Trust I
   Series 1996-1, Class B
    0.00%.......... 02/04/01   $   880   $      703,791
   Series 1997-6, Class A
    0.00%.......... 08/13/04    12,035        7,845,316
   Series 1997-7, Class A
    6.35%.......... 08/13/00     1,595        1,598,738
  Discover Credit Card Trust
   Series 1993-B
    6.75%.......... 02/12/00     4,215        4,255,727
  Fingerhut Master Trust Series 1996-1,
   Class A
    6.45%.......... 04/19/99     1,970        1,990,188
  Metris Master Trust Series 1997-1,
   Class A
    6.87%.......... 04/19/02     5,480        5,573,117
  Sears Credit Account Master Trust
   Series 1996-1, Class A
    6.20%.......... 03/27/01       910          909,381
   Series 1996-4, Class A
    6.45%.......... 10/29/01     3,980        4,033,169
                                         --------------
                                             28,879,878
                                         --------------
MANUFACTURED HOUSING -- 2.5%
  Green Tree Financial Corp.
   Series 1995-1 Class A5
    8.40%.......... 06/08/00     1,035        1,088,682
   Series 1997-Class A5
    6.62%.......... 09/29/04     3,375        3,366,299
   Series 1997-B, Class A1
    6.55%.......... 07/15/00     2,557        2,568,085
                                         --------------
                                              7,023,066
                                         --------------
OTHER -- 7.1%
  Capita Equipment Receivables Trust
   Series 1996-1, Class A4
    6.28%.......... 11/20/99     3,365        3,375,143

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA TOTAL RETURN ADVANTAGE FUND
(UNAUDITED)

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
ASSET BACKED SECURITIES (A) -- CONTINUED
OTHER -- CONTINUED
Fleetwood Credit Corp. Grantor Trust
Series 1997-B, Class A
    6.40%.......... 05/03/00   $ 5,066   $    5,088,170
  Franchise Funding Credit Association
   Series 1997-1, Class A
    7.02%.......... 07/15/02       895          913,695
  Metlife Capital Equipment Loan Trust
   Series 1997-A, Class A
    6.85%.......... 05/18/02       835          851,965
  Mid-State Trust II
    9.35%.......... 02/12/98         3            2,521
  PNC Student Loan Trust I Series
   1997-2, Class A4
    6.45%.......... 03/09/01     3,765        3,769,706
   Series 1997-2, Class A6
    6.57%.......... 01/21/03     2,140        2,161,066
  Railcar Leasing Series 1997-1, Class
   A2
    7.13%.......... 02/01/10     3,800        3,956,750
                                         --------------
                                             20,119,016
                                         --------------
  TOTAL ASSET-BACKED SECURITIES........
                                             75,016,783
                                         --------------
    (Cost $74,175,541)
COLLATERALIZED MORTGAGE OBLIGATIONS
  (A) -- 12.0%
  Collateralized Mortgage Obligation
   Trust
    9.00%.......... 06/16/98        66           67,118
    6.25%.......... 07/08/99        72           71,630
  Conseco Commercial Mortgage Trust
    9.70%.......... 07/01/98        43           42,581
  Federal Home Loan Mortgage Corp.
   Series 1684, Class G
    6.50%.......... 03/24/05     2,290        2,297,752
   Series 1970, Class M
    6.75%.......... 05/14/04     8,415        8,478,113
   Series 1970, Class PC
    6.75%.......... 07/26/03     7,630        7,662,487

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (A) -- CONTINUED
  Federal National Mortgage Association
   Series 1997-14, Class PJ
    7.00%.......... 08/28/15   $ 1,985   $    2,020,661
   Series 1997-58, Class Pe
    6.50%.......... 05/14/18     3,680        3,551,304
   Series 1997-W1, Class G
    7.00%.......... 09/15/02     8,032        8,012,234
  Independent National Mortgage Corp.
   Home Equity 1997-A A3
    6.70%.......... 03/21/03     1,290        1,283,953
  MDC Asset Investors Trust
    9.33%.......... 03/28/98    77,902           77,666
  Ryland Acceptance Corp.
    9.85%.......... 01/25/98       136          137,411
                                         --------------
  TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS.........................      33,702,910
                                         --------------
    (Cost $33,118,347)
MORTGAGE PASS THROUGH OBLIGATIONS
  (A) -- 0.2%
  Thirty-Seventh FHA Insurance Project
    7.43%.......... 11/05/02       455          465,800
                                         --------------
    (Cost $444,043)
U.S. GOVERNMENT AGENCY
  OBLIGATIONS (A) -- 3.2%
FEDERAL HOME LOAN MORTGAGE CORP. -- 0.0%
    7.50%.......... 12/01/00       142          146,572
    8.75%.......... 01/17/02         6            5,994
                                         --------------
                                                152,566
                                         --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%
    6.50%.......... 11/09/99       124          123,332
    6.55%.......... 11/27/05     5,785        5,685,570
    6.74%.......... 08/25/07     3,116        3,173,732
                                         --------------
                                              8,982,634
                                         --------------

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA TOTAL RETURN ADVANTAGE FUND
(UNAUDITED)

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.0%
    10.50%......... 02/16/99   $    20   $       21,475
                                         --------------
  TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS.........................       9,156,675
                                         --------------
    (Cost $9,219,734)
CORPORATE BONDS -- 29.8%
BANKING -- 1.2%
  BankAmerica Corp.
    7.88%.......... 11/24/02     3,300        3,502,125
                                         --------------
EDUCATION -- 1.0%
  Harvard University
    8.13%.......... 04/08/07     2,400        2,718,319
                                         --------------
EUROBONDS -- 0.7%
  British Telecom, Plc.
    7.00%.......... 05/14/07     1,875        1,961,719
                                         --------------
FINANCIAL SERVICES -- 0.8%
  First of America
    8.12%.......... 01/25/27     2,025        2,127,789
                                         --------------
FOREIGN -- 9.9%
  Bank Austria 144A
    7.25%.......... 02/08/17     2,950        3,104,875
  City of Naples
    7.52%.......... 07/08/06     3,420        3,549,481
  Hutchison Whampoa Financial 144A
    6.95%.......... 07/26/07     1,500        1,447,785
    7.45%.......... 07/26/17     4,925        4,653,386
    7.50%.......... 07/26/27     2,175        2,021,967
  Industrial Financial Corp. of
   Thailand
    6.88%.......... 03/24/03     1,675        1,424,939
   144A
    7.38%.......... 01/07/07     1,300          998,114
  Republic of Indonesia
    7.75%.......... 07/26/06     3,000        2,870,550

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
CORPORATE BONDS -- CONTINUED
FOREIGN -- CONTINUED
  Tenaga Nasional
    7.50%.......... 10/25/25   $ 3,650   $    3,149,074
  Thailand Kingdom
    7.75%.......... 04/15/07     2,070        1,858,798
  Transgas de Occidente SA
    9.79%.......... 04/26/06     2,826        2,942,155
                                         --------------
                                             28,021,124
                                         --------------
INSURANCE -- 4.8%
  Mutual of New York 144A(B)
    0.00%.......... 08/06/24     2,400        2,874,168
  Nationwide Capital Surplus Notes
    9.88%.......... 02/08/25     4,000        4,700,000
  Prudential Insurance
    8.10%.......... 07/08/15     2,595        2,777,195
  Safeco Capital Trust I Series 144A
    8.07%.......... 07/08/37     2,950        3,064,313
                                         --------------
                                             13,415,676
                                         --------------
LEISURE & ENTERTAINMENT -- 3.5%
  News America Holdings
    7.38%.......... 10/10/08     6,150        6,279,335
  Time Warner Entertainment
    10.15%......... 04/22/12     2,900        3,693,875
                                         --------------
                                              9,973,210
                                         --------------
RETAIL STORES -- 1.1%
  May Department Stores
    8.30%.......... 07/08/26     2,800        3,090,500
                                         --------------
SPECIALTY CHEMICALS -- 1.8%
  Engelhard Corp.
    7.00%.......... 07/26/01     5,000        5,131,250
                                         --------------
TECHNOLOGY -- 1.8%
  CSC Enterprises
    6.50%.......... 11/09/01     5,165        5,177,913
                                         --------------

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA TOTAL RETURN ADVANTAGE FUND
(UNAUDITED)

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
CORPORATE BONDS -- CONTINUED
TELECOMMUNICATIONS -- 3.2%
  Bellsouth Communications
    6.30%.......... 08/31/08   $ 3,092   $    3,091,977
  Worldcom, Inc.
    7.75%.......... 03/24/07     5,500        5,857,500
                                         --------------
                                              8,949,477
                                         --------------
  TOTAL CORPORATE BONDS................      84,069,102
                                         --------------
    (Cost $82,310,600)
U.S. TREASURY OBLIGATIONS -- 25.9%
U.S. TREASURY BONDS --   8.8%
    7.25%.......... 05/14/16     3,170        3,570,307
    7.50%.......... 11/12/16     1,585        1,828,329
    8.13%.......... 08/13/21    15,520       19,361,510
                                         --------------
                                             24,760,146
                                         --------------
U.S. TREASURY NOTES -- 15.0%
    5.50%.......... 02/27/99    15,370       15,326,655
    5.25%.......... 01/28/01     4,000        3,937,960
    6.38%.......... 03/27/01     1,345        1,366,775
    7.50%.......... 11/13/01     2,300        2,432,181
    6.25%.......... 02/12/03     1,900        1,933,478
    7.50%.......... 02/12/05     7,500        8,199,749
    6.88%.......... 05/14/06       900          957,726
    6.50%.......... 10/11/06     7,915        8,233,104
                                         --------------
                                             42,387,628
                                         --------------

                                 PAR
                    MATURITY    (000)        VALUE
                    --------  ---------  --------------
U.S. TREASURY OBLIGATIONS -- CONTINUED
U.S. TREASURY NOTES-STRIP -- 2.1%
    0.00%.......... 11/13/01   $ 7,580   $    6,029,434
                                         --------------
  TOTAL U.S. TREASURY OBLIGATIONS......
                                             73,177,208
                                         --------------
    (Cost $71,933,293)

                              NUMBER OF
                                SHARES
                              ----------
INVESTMENT COMPANIES -- 0.7%
  Fidelity Cash Reserve       1,860,321        1,860,321
                                          --------------
    (Cost $1,860,321)
  TOTAL INVESTMENTS -- 100.0%             $  282,018,954
                                          ==============
    (Cost $277,141,724)
---------------
* Cost for Federal income tax purposes -- $277,487,170
 The gross unrealized appreciation (depreciation) for
   Federal income tax purposes is as follows:
 Gross appreciation.....................  $    6,476,076
 Gross depreciation.....................      (1,944,292)
                                          --------------
                                          $    4,531,784
                                          --------------
(A) Maturity dates represent weighted average lives of
    the underlying obligations.
(B) Step-up Coupon: Coupon increases in accordance with
    predetermined schedule.

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS

                            ARMADA TOTAL RETURN ADVANTAGE FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 FOR THE                        FOR THE YEAR ENDED MAY 31,
                            SIX MONTHS ENDED        --------------------------------------------------
                            NOVEMBER 30, 1997                                                               FOR THE PERIOD
                               (UNAUDITED)                   1997                       1996              ENDED MAY 31, 1995
                         -----------------------    -----------------------    -----------------------  -----------------------
                         INSTITUTIONAL    RETAIL    INSTITUTIONAL    RETAIL    INSTITUTIONAL    RETAIL  INSTITUTIONAL(3) RETAIL(3)
                         -------------    ------    -------------    ------    -------------    ------  -------------    ------
Net asset value,
 beginning of period.... $    9.89      $ 9.89      $    9.88      $ 9.87      $   10.55      $10.54    $   10.00      $10.16
                          --------      ------       --------      ------       --------      ------    ---------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
   income...............      0.33        0.32           0.67        0.64           0.70(7)     0.62(7)      0.65(7)     0.49(7)
 Net gain/(loss) on
   securities (realized
   and unrealized)......      0.29        0.29           0.15        0.16          (0.24)      (0.22)        0.43        0.40
                          --------      ------       --------      ------       --------      ------         ----        ----
   Total from investment
     operations.........      0.62        0.61           0.82        0.80           0.46        0.40         1.08        0.89
                          --------      ------       --------      ------       --------      ------         ----        ----
LESS DISTRIBUTIONS
 Dividends from net
   investment income....     (0.33)      (0.32)         (0.67)      (0.64)         (0.70)      (0.62)       (0.53)      (0.49)
 Dividends in excess of
   net investment
   income...............     (0.00)      (0.00)         (0.00)      (0.00)         (0.12)      (0.14)       (0.00)      (0.02)
 Dividends from net
   realized capital
   gains................     (0.00)      (0.00)         (0.00)      (0.00)         (0.31)      (0.31)       (0.00)      (0.00)
 Dividends in excess of
   net realized capital
   gains................     (0.00)      (0.00)         (0.14)      (0.14)         (0.00)      (0.00)       (0.00)      (0.00)
                          --------      ------       --------      ------       --------      ------        -----       -----
   Total
     distributions......     (0.33)      (0.32)         (0.81)      (0.78)         (1.13)      (1.07)       (0.53)      (0.51)
                          --------      ------       --------      ------       --------      ------        -----       -----
Net asset value, end of
 period................. $   10.18      $10.18      $    9.89      $ 9.89      $    9.88      $ 9.87    $   10.55      $10.54
                          ========      ======       ========      ======       ========      ======      =======      ======
TOTAL RETURN............     13.03%(4)   12.76%(4,5)     8.51%       8.35%(5)       4.22%       3.74%(5)    12.52%(4,6) 12.65%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
   period (in 000's).... $ 281,525      $2,284      $ 259,228      $2,186      $ 280,401      $2,040    $ 261,403      $  106
 Ratio of expenses to
   average net assets...      0.17%(1,4)  0.42%(2,4)     0.16%(1)    0.41%(2)       0.13%(1)    0.36%(2)     0.18%(1,4)  0.31%(2,4)
 Ratio of net investment
   income to average net
   assets...............      6.52%(1,4)  6.27%(2,4)     6.70%(1)    6.46%(2)       6.67%(1)    6.12%(2)     7.23%(1,4)  6.92%(2,4)
 Portfolio turnover
   rate.................        81%         81%           169%        169%           268%        268%         166%        166%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the period ended November 30, 1997 and for the year ended May 31, 1997 would have been .72% and 5.97%, and .71% and 6.15%, respectively. The operating expense ratio and the net investment income ratio before waivers by the Investment Adviser and Custodian for the Institutional class for the year ended May 31, 1996 would have been .69% and 6.11%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Institutional class for the period ended May 31, 1995 would have been .77% and 6.64%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the period ended November 30, 1997 and for the year ended May 31, 1997 would have been .97% and 5.72%, and .96% and 5.91%, respectively. The operating expense ratio and the net investment income ratio before waivers by the Investment Advisers and Custodian for the Retail class for the year ended May 31, 1996 would have been .89% and 5.59%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Retail class for the period ended May 31, 1995 would have been .87% and 6.36%, respectively.

(3) Institutional and Retail classes commenced operations on July 7, 1994 and September 6, 1994, respectively.

(4) Annualized.

(5) Total return excludes sales charge.

(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 11.22% and 9.14%, respectively.

(7) Calculated based upon average shares outstanding.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

                            ARMADA INTERMEDIATE BOND FUND
NOVEMBER 30, 1997           (FORMERLY ARMADA FIXED INCOME FUND)
(UNAUDITED)

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
ASSET-BACKED SECURITIES(A) -- 9.7%
  AFG Receivables Trust
    Series 1996-D, Class A
    6.10%............. 01/09/99   $ 2,669   $  2,674,190
  First Plus Home Loan Trust
    Series 1997-2, Class M1
    7.60%............. 09/23/06     5,000      5,162,500
  IMC Home Equity Loan Trust
    Series 1997-2, Class A6
    7.67%............. 02/19/05     2,058      2,174,874
  WFS Financial Owner Trust
    Series 1996-A, Class A3
    6.05%............. 05/16/98     4,420      4,420,875
                                            ------------
  TOTAL ASSET-BACKED SECURITIES...........    14,432,439
                                            ------------
    (Cost $14,187,346)
CORPORATE BONDS -- 38.2%
AUTOMOBILES -- 6.0%
  Ford Motor Credit Corp.
    8.20%............. 02/10/02     3,500      3,745,000
  General Motors Acceptance Corp.
    7.13%............. 04/27/03     5,000      5,168,750
                                            ------------
                                               8,913,750
                                            ------------
CHEMICALS -- 2.1%
  Dow Chemical Co.
    9.35%............. 03/11/02     1,000      1,063,750
  E.I. DuPont de Nemours & Co.
    8.65%............. 12/01/97     2,000      2,000,000
                                            ------------
                                               3,063,750
                                            ------------
FINANCIAL SERVICES -- 6.8%
  Ikon Capital Inc.
    6.73%............. 06/10/01     5,000      5,062,500
  Prime Property Funding Series II
    144A
    6.80%............. 08/17/02     5,000      5,062,500
                                            ------------
                                              10,125,000
                                            ------------
FOREIGN -- 10.7%
  Credit Foncier de France
    8.00%............. 02/18/98     5,000      5,018,750
  Korea Development Bank
    7.13%............. 09/13/01     3,000      2,876,250

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
FOREIGN -- CONTINUED
  Manitoba Province
    6.13%............. 05/24/98   $ 4,500   $  4,505,625
  Scotland International Bank
    8.85%............. 10/26/06     3,000      3,416,250
                                            ------------
                                              15,816,875
                                            ------------
INSURANCE -- 7.2%
  CNA Financial Corp.
    8.88%............. 02/25/98     5,360      5,399,449
  Prudential Insurance
    7.65%............. 06/04/07     5,000      5,312,500
                                            ------------
                                              10,711,949
                                            ------------
RETAIL MERCHANDISING -- 5.4%
  J.C. Penney & Co.
    7.60%............. 03/24/07     5,000      5,368,750
  Wal-Mart Stores, Inc.
    8.63%............. 03/25/01     2,500      2,681,250
                                            ------------
                                               8,050,000
                                            ------------
  TOTAL CORPORATE BONDS...................    56,681,324
                                            ------------
    (Cost $56,055,452)
MORTGAGE OBLIGATIONS (A) -- 17.4%
  Aames Mortgage Trust
    7.32%............. 07/06/02     4,000      4,055,000
  Chase Commercial Mortgage Securities Corp.
    Series 1996-2
    6.70%............. 01/26/01     3,450      3,478,640
  Federal Home Loan Mortgage Corp.
    Series 1306, Class G
    7.80%............. 01/09/98       756        754,981
  Federal National Mortgage Association
    7.50%............. 07/16/01     2,071      2,132,333
  GE Capital Mortgage Services, Inc
    Series 1993-16, Class A9
    5.73%............. 06/03/03     3,000      2,874,720
  Housing Securities Inc
    Series 1994-I, Class A15
    7.50%............. 02/02/02     5,478      5,582,230

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

                            ARMADA INTERMEDIATE BOND FUND
NOVEMBER 30, 1997           (FORMERLY ARMADA FIXED INCOME FUND)
(UNAUDITED)

                                    PAR
                       MATURITY    (000)       VALUE
                       --------  ---------  ------------
MORTGAGE OBLIGATIONS (A) -- CONTINUED
J. P. Morgan Series 1997,
Class CSX I/0
    1.56%............. 02/09/07   $47,000   $  4,494,375
  Prudential Home Mortgage Securities
    Series 1996-7, Class A4
    6.75%............. 08/06/06     2,500      2,489,450
                                            ------------
  TOTAL MORTGAGE OBLIGATIONS..............    25,861,729
                                            ------------
    (Cost $25,466,736)
U.S. TREASURY NOTES -- 31.9%
    6.38%............. 07/15/99    11,000     11,102,410
    6.25%............. 08/31/02     9,000      9,146,339
    6.00%............. 02/15/03    10,300     10,336,873
    6.50%............. 10/15/06    16,000     16,643,040
                                            ------------
  TOTAL U.S. TREASURY NOTES...............    47,228,662
                                            ------------
    (Cost $46,815,708)

                                NUMBER OF
                                  SHARES
                                ----------
INVESTMENT COMPANIES -- 2.8%
  Fidelity Domestic Market
    Portfolio                    4,113,725     4,113,725
                                            ------------
    (Cost $4,113,725)
  TOTAL INVESTMENTS-100%                    $148,317,879
                                            ============
    (Cost $146,638,967*)

---------------

* Also cost for Federal income tax purposes.

  The gross unrealized appreciation (depreciation) for Federal income tax purposes is as follows:

Gross appreciation........................  $  1,752,879
Gross depreciation........................       (73,967)
                                            ------------
                                            $  1,678,912
                                            ------------

(A) Maturity dates represent weighted average lives of the underlying obligations.

I/O Interest Only Security.

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS

                            ARMADA INTERMEDIATE BOND FUND
                            (FORMERLY ARMADA FIXED INCOME FUND)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     FOR THE SIX                           FOR THE YEAR ENDED MAY 31,
                                    MONTHS ENDED       -------------------------------------------------------------------
                                  NOVEMBER 30, 1997
                                     (UNAUDITED)               1997                   1996                   1995
                                -----------------------   ---------------------  ---------------------  ---------------------
                                INSTITUTIONAL    RETAIL   INSTITUTIONAL  RETAIL  INSTITUTIONAL  RETAIL  INSTITUTIONAL  RETAIL
                                -------------    ------   -------------  ------  -------------  ------  -------------  ------
Net asset value, beginning of
 period........................   $   10.37      $10.42     $   10.30    $10.35    $   10.54    $10.60     $ 10.24     $10.30
                                   --------      ------      --------    ------     --------    ------    --------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income.........        0.31       0.29           0.60     0.57          0.61     0.59         0.63      0.61
 Net gain/(loss) on securities
   (realized and unrealized)...        0.19       0.19           0.07     0.07         (0.22)   (0.23)        0.30      0.30
                                   --------      ------      --------    ------     --------    ------    --------     ------
   Total from investment
    operations.................        0.50       0.48           0.67     0.64          0.39     0.36         0.93      0.91
                                   --------      ------      --------    ------     --------    ------    --------     ------
LESS DISTRIBUTIONS
 Dividends from net investment
   income......................       (0.31)     (0.29)         (0.60)   (0.57)        (0.61)   (0.59)       (0.63)    (0.61)
 Dividends in excess of net
   investment income...........       (0.00)     (0.00)         (0.00)   (0.00)        (0.00)   (0.00)       (0.00)    (0.00)
 Dividends from net realized
   capital gains...............       (0.00)     (0.00)         (0.00)   (0.00)        (0.00)   (0.00)       (0.00)    (0.00)
 Dividends in excess of net
   realized capital gains......       (0.00)     (0.00)         (0.00)   (0.00)        (0.02)   (0.02)       (0.00)    (0.00)
                                   --------      ------      --------    ------     --------    ------    --------     ------
   Total distributions.........       (0.31)     (0.29)         (0.60)   (0.57)        (0.63)   (0.61)       (0.63)    (0.61)
                                   --------      ------      --------    ------     --------    ------    --------     ------
Net asset value, end of
 period........................   $   10.56      $10.61     $   10.37    $10.42    $   10.30    $10.35     $ 10.54     $10.60
                                   ========      ======      ========    ======     ========    ======    ========     ======
TOTAL RETURN...................        9.87%(4)    9.58%(3,4)    6.63%     6.36%(3)     3.79%     3.44%(3)    9.55%      9.26%(3)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
   000's)......................   $ 146,366      $3,529     $ 121,271    $3,720    $ 111,240    $6,216     $88,047     $5,527
 Ratio of expenses to average
   net assets..................        0.66%(1,4)  0.92%(2,4)    0.70%(1)  0.96%(2)     0.80%(1)  1.04%(2)    0.85%(1)   1.09%(2)
 Ratio of net investment income
   to average net assets.......        5.83%(1,4)  5.57%(2,4)    5.76%(1)  5.52%(2)     5.78%(1)  5.50%(2)    6.24%(1)   5.95%(2)
 Portfolio turnover rate.......          67%         67%          217%      217%          45%       45%         42%        42%


                                         1994                    1993
                                 ---------------------  ----------------------
                                 INSTITUTIONAL  RETAIL  INSTITUTIONAL  RETAIL
                                 -------------  ------  -------------  -------
Net asset value, beginning of
 period........................    $   10.93    $10.98     $ 10.60     $10.63
                                     -------    ------     -------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income.........         0.61     0.58         0.70       0.65
 Net gain/(loss) on securities
   (realized and unrealized)...        (0.59)   (0.58)        0.46       0.48
                                     -------    ------     -------     ------
   Total from investment
    operations.................         0.02     0.00         1.16       1.13
                                     -------    ------     -------     ------
LESS DISTRIBUTIONS
 Dividends from net investment
   income......................        (0.61)   (0.58)       (0.70)     (0.65)
 Dividends in excess of net
   investment income...........        (0.05)   (0.05)       (0.02)     (0.02)
 Dividends from net realized
   capital gains...............        (0.03)   (0.03)       (0.11)     (0.11)
 Dividends in excess of net
   realized capital gains......        (0.02)   (0.02)       (0.00)     (0.00)
                                     -------    ------     -------     ------
   Total distributions.........        (0.71)   (0.68)       (0.83)     (0.78)
                                     -------    ------     -------     ------
Net asset value, end of
 period........................    $   10.24    $10.30     $ 10.93     $10.98
                                     =======    ======     =======     ======
TOTAL RETURN...................         0.00%    (.233)      11.32%     11.03%(3)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
   000's)......................    $  95,907    $5,480     $95,246     $5,208
 Ratio of expenses to average
   net assets..................         0.83%    1.08%        0.32%(1)   0.57%(2)
 Ratio of net investment income
   to average net assets.......         5.59%    5.34%        6.46%(1)   6.21%(2)
 Portfolio turnover rate.......           34%      34%          33%        33%

(1) The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the period ended November 30, 1997 and for the year ended May 31, 1997 would have been .81% and 5.68%, and .79% and 5.66%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .82% and 5.76%, and .86% and 6.23%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Institutional class for the year ended May 31, 1993 would have been .80% and 5.98%, respectively.

(2) The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the period ended November 30, 1997 and for the year ended May 31, 1997 would have been 1.06% and 5.42%, and 1.05% and 5.44%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been 1.06% and 5.48%, and 1.10% and 5.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for the Retail class for the year ended May 31, 1993 would have been 1.05% and 5.73%, respectively.

(3) Total return excludes sales charge.

(4) Annualized.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA ENHANCED INCOME FUND
(UNAUDITED)

                                      PAR
                          MATURITY   (000)      VALUE
                          --------  -------  -----------
AGENCY OBLIGATIONS (A) -- 0.8%
  Federal Home Loan Mortgage Corp.
    7.50%................ 12/01/00  $    30  $    31,052
  Small Business Administration Pool
    9.73%................ 09/26/00      528      575,563
                                             -----------
  TOTAL AGENCY OBLIGATIONS.................      606,615
                                             -----------
    (Cost $588,832)
ASSET-BACKED SECURITIES (A) -- 42.1%
AUTO -- 15.4%
  AESOP Funding 1997-1, Class A1
    6.22%................ 08/17/00    2,785    2,783,042
  GMAC Series 97-A, Class A
    6.50%................ 04/15/02      507      509,175
  Nafco Auto Trust 3
    6.50%................ 09/26/98      673      670,043
  Onyx Acceptance Grantor Trust Series
   1997-2, Class A
    6.35%................ 02/27/99      536      537,993
  World Omni Automobile Lease
   Securitization Trust
   Series 1996-B, Class A2
    6.20%................ 04/12/99    1,500    1,500,334
   Series 1996-B, Class A3
    6.25%................ 09/30/99    3,010    3,011,226
   Series 1997-A, Class A3
    6.85%................ 12/23/99    2,035    2,072,667
                                             -----------
                                              11,084,480
                                             -----------
CREDIT CARDS -- 13.9%
  Citibank Credit Card Master Trust I
   Series 1996-1, Class A
    0.00%................ 02/04/01    2,245    1,831,745
   Series 1997-7, Class A
    6.35%................ 08/13/00    1,290    1,293,023
  Discover Card Trust
   Series 1993-B, Class A
    6.75%................ 02/12/00    2,200    2,221,258
  Fingerhut Master Trust
   Series 1996-1, Class A
    6.45%................ 04/19/99    4,620    4,667,344
                                             -----------
                                              10,013,370
                                             -----------

                                      PAR
                          MATURITY   (000)      VALUE
                          --------  -------  -----------
ASSET-BACKED SECURITIES (A) -- CONTINUED
OTHER -- 12.8%
  Capita Equipment Receivables Trust Series
   1996-1, Class A4
    6.28%................ 11/20/99  $ 2,170  $ 2,176,541
  Green Tree Recreational Equipment &
   Consumer Trust Series 1997-B
    6.55%................ 07/15/00    1,421    1,428,452
  Met Life Equity Trust
    6.85%................ 05/18/02    2,985    3,045,647
  Navstar B, Class-A4
    6.30%................ 12/26/00    1,810    1,814,313
  PNC Student Loan Trust I
   Series 1997-2, Class A4
    6.45%................ 03/09/01      705      709,847
                                             -----------
                                               9,174,800
                                             -----------
  TOTAL ASSET-BACKED SECURITIES............   30,272,650
                                             -----------
    (Cost $30,143,662)
CORPORATE BONDS -- 12.5%
EURO BOND -- 2.6%
  Hydro Quebec
    5.75%................ 11/15/99    1,850    1,831,408
                                             -----------
FOREIGN -- 3.1%
  City of Naples
    7.52%................ 07/15/06      859      892,041
  Petroliam Nacional Berhard 144A
    6.63%................ 10/18/01    1,375    1,340,625
                                             -----------
                                               2,232,666
                                             -----------
INDUSTRIAL -- CHEMICAL -- 1.9%
  Monsanto-ESOP
    7.09%................ 06/27/99    1,320    1,337,741
                                             -----------
INSURANCE -- 1.2%
  Allstate Corp.
    5.88%................ 06/15/98      875      874,024
                                             -----------
RETAIL STORES -- 1.5%
  Sears Medium Term Note
    9.75%................ 03/21/00    1,000    1,073,560
                                             -----------

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA ENHANCED INCOME FUND
(UNAUDITED)

                                      PAR
                          MATURITY   (000)      VALUE
                          --------  -------  -----------
CORPORATE BONDS -- CONTINUED
TECHNOLOGY -- 2.2%
  CSC Enterprises
    6.50%................ 11/15/01  $ 1,600  $ 1,604,000
                                             -----------
  TOTAL CORPORATE BONDS....................    8,953,399
                                             -----------
    (Cost $8,962,190)
COLLATERALIZED MORTGAGE OBLIGATIONS(A) -- 3.3%
  Evans Withycombe Finance Trust
    7.98%................ 07/30/01    1,015    1,069,556
  Federal Home Loan Mortgage Corp.
    6.75%................ 07/26/03    1,270    1,275,407
                                             -----------
  TOTAL COLLATERALIZED MORTGAGE
    OBLIGATIONS............................    2,344,963
                                             -----------
    (Cost $2,328,445)
U.S. TREASURY OBLIGATIONS -- 41.3%
GOVERNMENT TRUST CERTIFICATE -- 0.1%
    8.00%................ 10/06/97       32       32,439
                                             -----------
U.S. TREASURY NOTES -- 41.2%
    5.25%................ 07/31/98    2,550    2,544,186
    4.75%................ 10/31/98    6,145    6,092,705
    5.88%................ 10/31/98    2,000    2,003,140
    5.50%................ 02/28/99    9,045   18,991,291
                                             -----------
                                              29,631,322
                                             -----------
  TOTAL U.S. TREASURY OBLIGATIONS..........
                                              29,663,761
                                             -----------
    (Cost $29,624,833)
  TOTAL INVESTMENTS -- 100%                  $71,841,388
                                             ===========
    (Cost $71,647,962*)
---------------
* Cost for Federal income tax purposes -- $71,670,721.
  The gross unrealized appreciation (depreciation) for
    Federal income tax purposes is as follows:
  Gross appreciation.......................  $   245,218
  Gross depreciation.......................      (74,551)
                                             -----------
                                             $   170,667
                                             -----------
(A) Maturity dates represent weighted average lives of
    the underlying obligations.

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS

                            ARMADA ENHANCED INCOME FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 FOR THE                      FOR THE YEAR ENDED MAY 31,
                             SIX MONTHS ENDED       -----------------------------------------------
                            NOVEMBER 30, 1997                                                              FOR THE PERIOD
                               (UNAUDITED)                   1997                     1996               ENDED MAY 31, 1995
                          ----------------------    ----------------------   ----------------------   ------------------------
                          INSTITUTIONAL   RETAIL    INSTITUTIONAL   RETAIL   INSTITUTIONAL   RETAIL   INSTITUTIONAL(3) RETAIL(3)
                          -------------   ------    -------------   ------   -------------   ------   --------------   -------
Net asset value, beginning
  of period.................$  9.99      $10.00       $ 10.01      $10.02     $ 10.16      $10.18     $  10.00      $10.10
                            -------      ------       -------      ------     -------      ------      -------      ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income.....   0.30        0.29          0.58        0.57        0.58        0.56         0.51(7)     0.43 (7)
  Net gain/(loss) on
    securities (realized and
    unrealized).............   0.06        0.06          0.01        0.01       (0.05)      (0.05)        0.06        0.06
                            -------      ------       -------      ------     -------      ------      -------      ------
      Total from investment
        operations..........   0.36        0.35          0.59        0.58        0.53        0.51         0.57        0.49
                            -------      ------       -------      ------     -------      ------      -------      ------
LESS DISTRIBUTIONS
  Dividends from net
    investment income.......  (0.30)      (0.29)        (0.58)      (0.57)      (0.58)      (0.56)       (0.41)      (0.41)
  Dividends in excess of net
    investment income.......  (0.00)      (0.00)        (0.00)      (0.00)      (0.10)      (0.11)       (0.00)      (0.00)
  Dividend in excess of net
    realized capital
    gains...................  (0.00)      (0.00)        (0.03)      (0.03)      (0.00)      (0.00)       (0.00)      (0.00)
                            -------      ------       -------      ------     -------      ------      -------      ------
      Total distributions...  (0.30)      (0.29)        (0.61)      (0.60)      (0.68)      (0.67)       (0.41)      (0.41)
                            -------      ------       -------      ------     -------      ------      -------      ------
Net asset value, end of
  period....................$ 10.05      $10.06       $  9.99      $10.00     $ 10.01      $10.02     $  10.16      $10.18
                            =======      ======       =======      ======     =======      ======      =======      ======
TOTAL RETURN................   7.29%(4)    7.19%(4,5)    6.02%       5.91%(5)    5.36%       5.13%(5)     6.54%(4,6)  6.84%(4,5,6)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (in 000's)..............$69,941      $2,410       $61,031      $2,051     $66,918      $1,718     $ 60,467      $2,547
  Ratio of expenses to
    average net assets......   0.25%(1,4)  0.35%(2,4)    0.21%(1)    0.31%(2)    0.23%(1)    0.33%(2)     0.21%(1,4)  0.32%(2,4)
  Ratio of net investment
    income to average net
    assets..................   5.86%(1,4)  5.76%(2,4)    5.74%(1)    5.63%(2)    5.72%(1)   5.55%(2)      5.70%(1,4)  5.89%(2,4)
  Portfolio turnover rate...      48%         48%        225%        225%         98%         98%          36%         36%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the Institutional class for the period ended November 30, 1997 and for the year ended May 31, 1997 would have been .70% and 5.41%, and .66% and 5.29%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Institutional class for the year ended May 31, 1996 would have been .70% and 5.25%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Institutional class for the period ended May 31, 1995 would have been .71% and 5.20%, respectively.

(2) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for the Retail class for the period ended November 30, 1997 and for the year ended May 31, 1997 would have been .79% and 5.28%, and .75% and 5.18%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Custodian for the Retail class for the year ended May 31, 1996 would have been .80% and 5.08%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for the Retail class for the period ended May 31, 1995 would have been .79% and 5.42%, respectively.

(3) Institutional and Retail classes commenced operations on July 7, 1994 and September 9, 1994, respectively.

(4) Annualized.

(5) Total return excludes sales charge.

(6) Total returns have been annualized based upon the period from each class' commencement date through May 31, 1995. Gross total returns of the Institutional and Retail classes for the period were 5.87% and 4.92%, respectively.

(7) Calculated based upon average shares outstanding.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1997           ARMADA GNMA FUND
(UNAUDITED)

                                     PAR
                   MATURITY         (000)       VALUE
               -----------------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS(A) -- 85.1%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 81.4%
   7.00%......          11/05/02   $ 9,732   $  9,765,368
   7.25%......          01/22/00       166        169,884
   7.50%...... 04/15/03-09/27/06    23,488     24,065,964
   8.00%...... 07/01/03-04/25/04     6,127      6,375,020
   8.50%...... 09/04/02-06/20/03     7,385      7,806,647
   8.75%......          09/19/02       649        688,511
   9.00%...... 11/25/98-11/05/03     6,566      7,088,589
  10.00%...... 08/17/01-08/24/01       133        145,383
  10.25%...... 11/16/01-12/12/01       204        221,783
  11.25%......          09/26/01       118        132,102
  11.50%...... 03/06/01-09/04/01       281        318,956
                                                ---------
                                               56,778,207
                                                ---------
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.5%
   7.00%......          06/01/99     1,700      1,723,137
                                                ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.2%
   7.00%......          03/31/02       817        831,531
                                                ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...
                                               59,332,875
                                                ---------
  (Cost $58,462,566)
PRIVATE LABEL MORTGAGE-BACKED SECURITIES(A) -- 7.9%
  J. P. Morgan Series 1997,
    Class CSX I/O
    1.56%.....          03/29/03    26,000      2,409,317
  Residential Funding Mortgage Securities I
    Series 1995-S21, Class A6
    7.50%.....          09/04/07     2,948      3,087,405
                                                ---------
  TOTAL PRIVATE LABEL MORTGAGE-BACKED
    SECURITIES.............................     5,496,722
                                                ---------
    (Cost $5,413,122)

                                     PAR
                   MATURITY         (000)       VALUE
               -----------------  ---------  ------------
U.S. TREASURY NOTES -- 2.5%
  7.25%.......          08/15/22   $ 1,500   $  1,712,190
                                                ---------
  (Cost $1,634,832)

                                 NUMBER OF
                                   SHARES
                                 ----------
INVESTMENT COMPANIES -- 4.5%
  Goldman Sachs Financial
   Square Government Fund        3,160,369      3,160,369
                                             ------------
  (Cost $3,160,369)
TOTAL INVESTMENTS -- 100%                    $ 69,702,156
                                             ============
  (Cost $68,670,889*)

---------------

* Also cost for Federal income tax purposes.

  The gross appreciation (depreciation) for Federal income tax purposes is as follows:

Gross appreciation........................  $  1,031,267
  Gross depreciation......................            (0)
                                            ------------
                                            $  1,031,267
                                            ============

(A) Maturity dates represent weighted average lives of the underlying obligations.
I/O Interest Only Security.

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS

                            ARMADA GNMA FUND

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    FOR THE
                               SIX MONTHS ENDED               FOR THE
                               NOVEMBER 30, 1997            YEAR ENDED             FOR THE          FOR THE           FOR THE
                                  (UNAUDITED)             MAY 31, 1997(4)       PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                            -----------------------   -----------------------      MAY 31,         APRIL 30,         APRIL 30,
                            INSTITUTIONAL   RETAIL    INSTITUTIONAL   RETAIL(5)    1996(4)          1996(4)           1995(4)
                            -------------   -------   -------------   -------   -------------   ---------------   ---------------
Net asset value, beginning
  of period...............     $ 10.15      $ 10.15      $ 10.03      $ 10.02      $ 10.12          $ 10.16           $ 10.00
                               -------      -------      -------      -------      -------          -------           -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income...        0.31         0.30         0.65         0.45         0.05             0.66              0.48
  Net gain/(loss) on
    securities (realized
    and unrealized).......        0.23         0.23         0.22         0.23        (0.09)            0.14              0.16
                               -------      -------      -------      -------      -------          -------           -------
      Total from
        investment
        operations........        0.54         0.53         0.87         0.68        (0.04)            0.80              0.64
                               -------      -------      -------      -------      -------          -------           -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income.....       (0.31)       (0.30)       (0.65)       (0.45)       (0.05)           (0.66)            (0.48)
  Dividends from net
    realized capital
    gains.................       (0.00)       (0.00)       (0.01)       (0.01)       (0.00)           (0.18)            (0.00)
  Dividends in excess of
    net realized capital
    gains.................       (0.00)       (0.00)       (0.09)       (0.09)       (0.00)           (0.00)            (0.00)
                               -------      -------      -------      -------      -------          -------           -------
      Total
        distributions.....       (0.31)       (0.30)       (0.75)       (0.55)       (0.05)           (0.84)            (0.48)
                               -------      -------      -------      -------      -------          -------           -------
Net asset value, end of
  period..................     $ 10.38      $ 10.38      $ 10.15      $ 10.15      $ 10.03          $ 10.12           $ 10.16
                               =======      =======      =======      =======      =======          =======           =======
TOTAL RETURN..............       10.99%(2)    10.72%(2,6)   9.03%        8.83%(6)    (0.35)%(3,6)      7.97%(6)          6.61%(3,6)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
    period (in 000's).....     $69,367      $   137      $64,501      $   128      $60,532          $62,161           $42,212
  Ratio of expenses to
    average net assets....        0.85%(2)     1.10%(2)     0.86%(1)     1.12%(2)     0.85%(1,2)       0.85%(1)          0.85%(1,2)
  Ratio of net investment
    income to average net
    assets................        5.99%(2)     5.74%(2)     6.45%(1)     6.17%(2)     6.33%(1,2)       6.30%(1)          6.68%(1,2)
  Portfolio turnover
    rate..................          73%          73%          57%          57%           1%             149%              226%

(1) The operating expense ratio and the net investment income ratio before fee waivers for the Institutional class and the Predecessor Fund for the year ended May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996 and for the period ended April 30, 1995 would have been 1.01% and 6.30%, 1.28% and 5.90%, 1.29% and 5.86%, and 1.40% and 6.13%,
    respectively.

(2) Annualized.

(3) Not annualized.

(4) Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.

(5) Retail class commenced operations on September 11, 1996.

(6) Total return excludes sales charge.

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

                            ARMADA BOND FUND
NOVEMBER 30, 1997           (FORMERLY ARMADA INTERMEDIATE GOVERNMENT FUND)
(UNAUDITED)

                                     PAR
                   MATURITY         (000)       VALUE
               -----------------  ---------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) -- 35.1%
FEDERAL HOME LOAN MORTGAGE CORP. -- 17.6%
    4.75%.....          02/28/98   $    60   $     60,049
    4.95%.....          12/05/97        44         43,707
    5.20%.....          06/17/98       500        497,494
    5.25%.....          03/29/99       441        435,073
    5.75%..... 09/20/99-11/21/99     5,401      5,361,425
    6.25%.....          07/30/00       269        270,052
    6.50%.....          08/13/02       830        831,184
    7.50%..... 01/28/02-01/21/04     3,007      3,090,390
    8.00%.....          12/12/03     5,000      5,272,266
    8.50%..... 12/19/01-04/19/03       203        214,608
    8.70%.....          09/27/98       258        263,424
    9.00%.....          07/16/98        39         40,003
    9.25%.....          10/19/99       105        109,804
                                                ---------
                                               16,489,479
                                                ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.6%
    6.00%.....          12/31/99       400        397,477
    6.50%.....          10/19/98       945        945,682
    7.50%.....          06/12/00       217        223,273
    8.25%.....          02/10/98        10         10,253
    9.00%.....          08/25/07     1,823      1,822,096
                                                ---------
                                                3,398,781
                                                ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 13.9%
    6.50%.....          02/01/03       378        372,561
    7.00%.....          04/03/05       251        253,004
    7.50%.....  03/06/00-3/16/05     3,807      3,907,375
    8.00%..... 09/19/03-04/10/04     3,556      3,703,231
    8.25%.....          07/04/03       305        318,981
    8.50%..... 06/16/01-05/07/03     2,034      2,150,311
    9.00%..... 04/04/01-12/26/02     1,774      1,917,646
    9.50%..... 12/19/00-01/25/02       397        431,091
                                                ---------
                                               13,054,200
                                                ---------
  TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATIONS............................    32,942,460
                                                ---------
    (Cost $32,403,569)

                                     PAR
                   MATURITY         (000)       VALUE
               -----------------  ---------  ------------
  PRIVATE LABEL MORTGAGE-BACKED SECURITIES (A) -- 35.3%
      Emergent 97-3
     7.29% ...          12/20/14   $ 3,000   $  3,051,563
      Equicredit Series 1996-4, Class A9
     6.89% ...          01/21/03     1,570      1,586,935
      GE Capital Mortgage Services, Inc
        Series 1993-16, Class A9
     5.73% ...          12/25/23     4,000      3,832,960
      GMAC Commercial Mortgage Securities,
        Inc. Series 1997-C1, Class X I/O
     1.63% ...          09/28/07    19,000      1,942,305
      IMC Home Equity Loan Trust Series
        1997-2, Class A6
     7.67% ...          03/30/03     2,900      3,064,691
      J. P. Morgan Series 1997, Class CSX
        I/O
     1.56% ...          03/29/03    21,000      2,007,774
      Midland Realty Acceptance Corp.
     7.02% ...          05/18/02     4,105      4,185,528
      Prudential Home Mortgage Securities
        Series 1996-7, Class A4
     6.75% ...          06/25/11     1,500      1,493,670
      Residential Asset Securitization
        Trust Series 1996-A2, Class A7
     7.50% ...          01/14/04     2,000      2,022,536
        Series 1996-A4, Class A10
     7.50% ...          10/03/01     2,000      2,020,377
      Residential Funding Mortgage
        Securities I Series 1995-S21, Class
        A6
     7.50% ...          09/04/07     4,422      4,527,896
      Structured Asset Sales Inc. Series
        1994-5, Class Am
     7.00% ...          08/01/07     3,365      3,373,924
                                                ---------
    TOTAL PRIVATE LABEL MORTGAGE-BACKED
      SECURITIES...........................    33,110,159
                                                ---------
      (Cost $32,425,718)

                             See Accompanying Notes

LOGO   PORTFOLIO OF INVESTMENTS

                            ARMADA BOND FUND
NOVEMBER 30, 1997           (FORMERLY ARMADA INTERMEDIATE GOVERNMENT FUND)
(UNAUDITED)

                                     PAR
                   MATURITY         (000)       VALUE
               -----------------  ---------  ------------
U.S. TREASURY NOTES -- 28.0%
  6.00%.......          08/15/99   $14,900   $ 14,953,341
  6.25%.......          08/31/02    11,100     11,280,485
                                                ---------
TOTAL U.S. TREASURY NOTES..................    26,233,826
                                                ---------
  (Cost $26,121,739)

                                 NUMBER OF
                                   SHARES
                                 ----------
INVESTMENT COMPANIES -- 1.6%
  Goldman Sachs Financial
   Square Government Fund        1,491,303      1,491,303
                                            -------------
  (Cost $1,491,303)
  TOTAL INVESTMENTS -- 100.0%                $ 93,777,748
                                            =============
    (Cost $92,442,329*)

---------------

* Also cost for Federal income tax purposes.

  The gross unrealized appreciation (depreciation) for   Federal income tax
  purposes is as follows:

Gross appreciation........................   $  1,354,294
  Gross depreciation......................        (18,875)
                                             ------------
                                             $  1,335,419
                                             ------------

(A) Maturity dates represent weighted average lives of the underlying obligations.

I/O Interest Only Security.

                             See Accompanying Notes

LOGO   FINANCIAL HIGHLIGHTS

                            ARMADA BOND FUND
                            (FORMERLY ARMADA INTERMEDIATE GOVERNMENT FUND)

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    FOR THE
                               SIX MONTHS ENDED               FOR THE
                               NOVEMBER 30, 1997            YEAR ENDED             FOR THE          FOR THE           FOR THE
                                  (UNAUDITED)             MAY 31, 1997(4)       PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                            -----------------------   -----------------------      MAY 31,         APRIL 30,         APRIL 30,
                            INSTITUTIONAL   RETAIL    INSTITUTIONAL   RETAIL(5)    1996(4)          1996(4)           1995(4)
                            -------------   -------   -------------   -------   -------------   ---------------   ---------------
Net asset value, beginning
  of period...............     $ 10.02      $ 10.02      $  9.97      $  9.97      $ 10.04          $ 10.02           $ 10.00
                               -------      -------      -------      -------      -------          -------           -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income...        0.30         0.29         0.59         0.41         0.05             0.64              0.44
  Net gain/(loss) on
    securities (realized
    and unrealized).......        0.16         0.16         0.13         0.13        (0.07)            0.07              0.02
                               -------      -------      -------      -------      -------          -------           -------
      Total from
        investment
        operations........        0.46         0.45         0.72         0.54        (0.02)            0.71              0.46
                               -------      -------      -------      -------      -------          -------           -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income.....       (0.30)       (0.29)       (0.59)       (0.41)       (0.05)           (0.64)            (0.44)
  Dividends from net
    realized capital
    gains.................       (0.00)       (0.00)       (0.00)       (0.00)       (0.00)           (0.05)            (0.00)
  Dividend in excess of
    net realized capital
    gains.................       (0.00)       (0.00)       (0.08)       (0.08)       (0.00)           (0.00)            (0.00)
                               -------      -------      -------      -------      -------          -------           -------
      Total
        distributions.....       (0.30)       (0.29)       (0.67)       (0.49)       (0.05)           (0.69)            (0.44)
                               -------      -------      -------      -------      -------          -------           -------
Net asset value, end of
  period..................     $ 10.18      $ 10.18      $ 10.02      $ 10.02      $  9.97          $ 10.04           $ 10.02
                               =======      =======      =======      =======      =======          =======           =======
TOTAL RETURN..............        9.47%(2)     9.21%(2,6)   7.41%        7.22%(6)    (0.19)%(3,6)      7.09%(6)          4.75%(3,6)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
    period (in 000's).....     $93,640      $    41      $91,161         $ 23      $88,829          $89,901           $53,316
  Ratio of expenses to
    average net assets....        0.81%(2)     1.06%(2)     0.83%(1)     1.07%(2)     0.85%(1,2)       0.85%(1)          0.85%(1,2)
  Ratio of net investment
    income to average net
    assets................        5.91%(2)     5.66%(2)     5.83%(1)     5.64%(2)    5.88%(1,2)        6.20%(1)          6.17%(1,2)
  Portfolio turnover
    rate..................          90%          90%          96%          96%          2%               94%              172%

(1) The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers and other service providers for the Institutional class and the Predecessor Fund for the periods ended May 31, 1997, May 31, 1996, April 30, 1996, and April 30, 1995 would have been .96%
    and 5.71%, 1.25% and 5.48%, 1.25% and 5.80%, and 1.33% and 5.69%,
    respectively.

(2) Annualized.

(3) Not annualized.

(4) Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.

(5) Retail class commenced operations on September 11, 1996.

(6) Total return excludes sales charge.

                             See Accompanying Notes

LOGO   FINANCIAL STATEMENTS

NOVEMBER 30, 1997           ARMADA FUNDS INCOME SERIES
STATEMENT OF ASSETS AND LIABILITIES

(UNAUDITED)

                                           TOTAL RETURN    INTERMEDIATE    ENHANCED
                                            ADVANTAGE         BOND          INCOME         GNMA           BOND
                                               FUND           FUND           FUND          FUND           FUND
                                           ------------    -----------    ----------    ----------    ------------
ASSETS
Investments at value (Cost $277,141,724,
 $146,638,967, $71,647,962, $68,670,889
  and $92,442,329, respectively).........  $282,018,954   $148,317,879   $71,841,388   $69,702,156     $93,777,748
Interest and dividends receivable........     3,447,436      2,396,195       676,042       511,838         902,990
Receivable for Fund shares sold..........         2,862         27,048        21,470           940             572
Receivable for investments sold..........            --             --       253,684            --              --
Prepaid expenses.........................        10,479          3,660        12,052         4,094           4,802
                                           ------------    ------------   -----------   -----------    -----------
TOTAL ASSETS.............................   285,479,731    150,744,782    72,804,636    70,219,028      94,686,112
                                           ------------    ------------   -----------   -----------    -----------
LIABILITIES
Dividends payable -- Institutional
  class..................................     1,510,798        692,815       349,124       340,775         464,505
Dividends payable -- Retail class........        11,692         16,239        11,559           652             181
Payable for Fund shares redeemed.........        88,932         42,757            --       322,299         442,206
Accrued expenses.........................        58,968         98,034        93,286        50,860          98,606
                                           ------------    ------------   -----------   -----------    -----------
TOTAL LIABILITIES........................     1,670,390        849,845       453,969       714,586       1,005,498
                                           ------------    ------------   -----------   -----------    -----------
NET ASSETS...............................  $283,809,341   $149,894,937   $72,350,667   $69,504,442     $93,680,614
                                           ============    ============   ===========   ===========    ===========
NET ASSETS CONSIST OF:
Paid-in capital..........................  $280,667,931   $149,016,026   $72,102,172   $67,766,420     $92,439,923
Undistributed net realized gain/(loss) on
  investments sold.......................    (1,735,820)      (800,001)       55,069       706,755        (94,728)
Net unrealized appreciation on
  investments............................     4,877,230      1,678,912       193,426     1,031,267       1,335,419
                                           ------------    ------------   -----------   -----------    -----------
                                           $283,809,341   $149,894,937   $72,350,667   $69,504,442     $93,680,614
                                           ============    ============   ===========   ===========    ===========
Net Assets -- Institutional class........  $281,525,217   $146,366,016   $69,941,133   $69,367,002     $93,639,863
Shares outstanding -- Institutional class    27,656,267     13,856,849     6,960,679     6,685,422       9,195,650
Net asset value, Offering and Redemption
  price per share -- Institutional
  class..................................  $      10.18    $     10.56    $    10.05    $    10.38     $     10.18
                                           ============    ============   ===========   ===========    ===========
Net Assets -- Retail class...............  $  2,284,124    $ 3,528,921    $2,409,534    $  137,440     $    40,751
Shares outstanding -- Retail class.......       224,440        332,451       239,404        13,246           4,002
Net asset value and Redemption price per
  share -- Retail class..................  $      10.18    $     10.61    $    10.06    $    10.38     $     10.18
                                           ============    ============   ===========   ===========    ===========
Maximum sales charge -- Retail class.....         3.75%          3.75%         2.75%         3.75%           3.75%
Maximum Offering price per Retail
  share..................................  $      10.58    $     11.02    $    10.34    $    10.78     $     10.58
                                           ============    ============   ===========   ===========    ===========

                             See Accompanying Notes

LOGO   FINANCIAL STATEMENTS

                            ARMADA FUNDS INCOME SERIES
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997
(UNAUDITED)

                                                 TOTAL RETURN    INTERMEDIATE   ENHANCED
                                                  ADVANTAGE         BOND         INCOME         GNMA           BOND
                                                     FUND           FUND          FUND          FUND           FUND
                                                 ------------    ----------    ----------    ----------    ------------
INVESTMENT INCOME:
  Interest.....................................  $  9,295,390    $4,386,985    $2,083,575    $2,325,935     $3,178,907
                                                  -----------    ----------    ----------    ----------     ----------
EXPENSES:
  Investment Advisory fees.....................       764,139       371,737       153,491       187,110        260,008
  Administration fees..........................       129,269        67,589        34,109        34,020         47,274
  Distribution fees............................        30,693        14,595         6,342         6,623          8,235
  Custodian fees...............................        19,437        11,912         6,955         8,005          9,622
  Transfer Agent fees..........................        18,561        37,223        13,829         6,143         11,783
  Miscellaneous................................         7,648         3,901         4,885        21,449         12,698
  Legal fees...................................         5,806         4,292           968           472          1,891
  Audit fees...................................         5,741         4,315         4,400           548          2,051
  Printing and shareholder reports.............         3,137         1,133           240           382            250
  Insurance....................................         3,118         1,446           715           548            787
  Trustees' fees...............................         2,982         1,714           869           791          1,121
  Registration and filing fees.................         2,827         3,918         9,015         6,830          6,436
  Shareholder servicing fees- Retail class
    only.......................................         2,824         4,590         1,134           163             33
  Amortization of organization costs...........         2,203            --         2,101         1,695          1,695
  12b-1 fees...................................            --        27,035            --        13,608         18,910
  Fees waived by Investment Adviser............      (764,139)     (101,383)     (153,491)           --             --
                                                  -----------    ----------    ----------    ----------     ----------
  Total expenses...............................       234,246       454,017        85,562       288,387        382,794
                                                  -----------    ----------    ----------    ----------     ----------
NET INVESTMENT INCOME..........................     9,061,144     3,932,968     1,998,013     2,037,548      2,796,113
                                                  -----------    ----------    ----------    ----------     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments sold........     1,474,478       745,915        70,482       628,060        306,983
  Net change in unrealized appreciation on
    investments................................     6,192,918     1,700,554       324,440       858,868      1,231,921
                                                  -----------    ----------    ----------    ----------     ----------
  Net gain on investments......................     7,667,396     2,446,469       394,922     1,486,928      1,538,904
                                                  -----------    ----------    ----------    ----------     ----------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS.................................  $ 16,728,540    $6,379,437    $2,392,935    $3,524,476     $4,335,017
                                                  ===========    ==========    ==========    ==========     ==========

                             See Accompanying Notes

LOGO   FINANCIAL STATEMENTS
                           ARMADA FUNDS INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                            TOTAL RETURN ADVANTAGE FUND           INTERMEDIATE BOND FUND              ENHANCED INCOME FUND
                          --------------------------------   --------------------------------   --------------------------------
                             FOR THE SIX                        FOR THE SIX                        FOR THE SIX
                            MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE        MONTHS ENDED        FOR THE
                          NOVEMBER 30, 1997    YEAR ENDED    NOVEMBER 30, 1997    YEAR ENDED    NOVEMBER 30, 1997    YEAR ENDED
                             (UNAUDITED)      MAY 31, 1997      (UNAUDITED)      MAY 31, 1997      (UNAUDITED)      MAY 31, 1997
                          -----------------   ------------   -----------------   ------------   -----------------   ------------
INCREASE/(DECREASE) IN
  NET ASSETS:
Operations:
Net investment income...    $   9,061,144     $ 18,657,422     $   3,932,968     $  6,988,395      $ 1,998,013      $ 3,776,582
Net realized gain/(loss)
  on investments sold...        1,474,478       (2,903,899)          745,915          391,862           70,482          (14,163)
Net change in unrealized
  appreciation on
  investments...........        6,192,918        7,849,645         1,700,554          715,890          324,440          105,038
                          -----------------   ------------   -----------------   ------------   -----------------   ------------
Net increase in net
  assets resulting from
  operations............       16,728,540       23,603,168         6,379,437        8,096,147        2,392,935        3,867,457
                          -----------------   ------------   -----------------   ------------   -----------------   ------------
Distributions to
  shareholders from net
  investment income.....       (9,061,144)     (18,657,422)       (3,932,968)      (6,988,395)      (1,998,013)      (3,776,582)
Distributions to
  shareholders in excess
  of net realized
  capital gains.........               --       (3,893,970)               --               --               --         (184,525)
Increase/(decrease) in
  net assets derived
  from capital share
  transactions                 14,728,093      (22,078,833)       22,457,526        6,427,405        8,874,208       (5,460,735)
                          -----------------   ------------   -----------------   ------------   -----------------   ------------
Total
  increase/(decrease) in
  net assets............       22,395,489      (21,027,057)       24,903,995        7,535,157        9,269,130       (5,554,385)
                          -----------------   ------------   -----------------   ------------   -----------------   ------------
NET ASSETS:
Beginning of period.....      261,413,852      282,440,909       124,990,942      117,455,785       63,081,537       68,635,922
                          -----------------   ------------   -----------------   ------------   -----------------   ------------
End of period...........    $ 283,809,341     $261,413,852     $ 149,894,937     $124,990,942      $72,350,667      $63,081,537
                          =================   =============  =================   =============  =================   ============

                             See Accompanying Notes

LOGO   FINANCIAL STATEMENTS

                           ARMADA FUNDS INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                    GNMA FUND                          BOND FUND
                         --------------------------------   --------------------------------
                            FOR THE SIX        FOR THE         FOR THE SIX        FOR THE
                           MONTHS ENDED       YEAR ENDED      MONTHS ENDED       YEAR ENDED
                         NOVEMBER 30, 1997     MAY 31,      NOVEMBER 30, 1997     MAY 31,
                            (UNAUDITED)        1997(1)         (UNAUDITED)        1997(1)
                         -----------------   ------------   -----------------   ------------
INCREASE/(DECREASE) IN
  NET ASSETS:
Operations:
Net investment
  income...............    $   2,037,548     $ 4,089,729      $   2,796,113     $ 5,334,100
Net realized
  gain/(loss) on
  investments sold.....          628,060          78,695            306,983        (382,742)
Net change in
  unrealized
  appreciation on
  investments..........          858,868       1,305,734          1,231,921       1,587,049
                         -----------------   ------------   -----------------   ------------
Net increase in net
  assets resulting from
  operations...........        3,524,476       5,474,158          4,335,017       6,538,407
                         -----------------   ------------   -----------------   ------------
Distributions to
  shareholders from net
  investment income....       (2,037,548)     (4,088,918)        (2,796,113)     (5,328,745)
Distributions to
  shareholders from net
  realized capital
  gains................               --         (78,695)                --              --
Distributions to
  shareholders in
  excess of net
  realized capital
  gains................               --        (559,059)                --        (751,433)
Increase in net assets
  derived from capital
  share transactions           3,387,890       3,349,838            956,877       1,897,457
                         -----------------   ------------   -----------------   ------------
Total increase in net
  assets...............        4,874,818       4,097,324          2,495,781       2,355,686
                         -----------------   ------------   -----------------   ------------
NET ASSETS:
Beginning of period....       64,629,624      60,532,300         91,184,833      88,829,147
                         -----------------   ------------   -----------------   ------------
End of period..........    $  69,504,442     $64,629,624      $  93,680,614     $91,184,833
                         =================   =============  =================   =============

(1) Activity for the year ended May 31, 1997 includes that of the Predecessor Fund through September 6, 1996.

                             See Accompanying Notes

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  FUND ORGANIZATION

  Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series of twenty-one funds each of which is authorized to issue two classes of shares designated as Institutional and Retail Shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different shareholder service fees and investment minimums. In addition, Retail shares are subject to a front-end sales charge, which may be reduced or waived under certain circumstances (See Note 6).

  The Trust currently has four Series that consist of the following Funds:

  Money Market Series

Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax Exempt Money Market Fund and Pennsylvania Tax Exempt Money Market Fund;

  Equity Series

International Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Equity Growth Fund, Core Equity Fund, Equity Income Fund and Equity Index Fund;

  Tax Exempt Series

Ohio Tax Exempt Fund, Pennsylvania Municipal Fund and National Tax Exempt Fund;

  Income Series

Total Return Advantage Fund, Intermediate Bond Fund, Enhanced Income Fund, GNMA Fund, Bond Fund and Real Return Advantage Fund.

  As of the date of this report, the Equity Index, National Tax Exempt and Real Return Advantage Funds have not commenced operations.

  Effective November 19, 1997, the names of the Armada Fixed Income and Intermediate Government Funds were changed to the Armada Intermediate Bond and Bond Funds, respectively.

  FUND REORGANIZATION: On May 3, 1996, Integra Financial Corporation ("Integra Financial") merged into National City Corporation ("National City"). Integra Trust Company, an affiliate of Integra Financial, served as Investment Adviser to Inventor Funds, Inc. ("Inventor"). A new investment advisory agreement between Inventor and affiliates of National City received shareholder approval in May, 1996.

  As part of the Reorganization, on September 9, 1996, Inventor GNMA Securities Fund and Inventor Intermediate Government Securities Fund (the "Predecessor Funds") transferred all of their assets and liabilities with approximate values of $63,566,229 and $92,883,276, respectively, in exchange for shares of Armada GNMA Fund and Armada Intermediate Government Fund, respectively. Net unrealized depreciation on investment securities included in the above amounts were $1,064,753 and $1,459,226 for the Inventor GNMA Securities and Inventor Intermediate Government Securities Funds, respectively. The Reorganizations of the Armada GNMA and Intermediate Government Funds were executed as tax-free reorganizations in accordance with Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The results of operations, changes in net assets and financial highlights of the Armada GNMA and Bond Funds for the year ended May 31, 1997 include those of the respective Predecessor Funds.

  In accordance with provisions of the Agreement, the Trust and Inventor were each responsible for the payment of their own expenses incurred in connec-

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

tion with the Reorganization to the extent not borne by their respective Investment Advisers. Accordingly, the Trust recognized approximately $200,000 in costs connected with the Reorganization, which has been allocated among the various funds in the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds (the "Funds") in preparation of their financial statements.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  PORTFOLIO VALUATION: With respect to each Fund, investment securities are valued at their closing sales price if the principal market is an exchange. Other securities, and temporary cash investments acquired more than 60 days from maturity, are valued at the mean between quoted bid and asked prices. Such valuations are provided by one or more independent pricing services when such valuations are believed to reflect fair market value. When valuing securities, pricing services consider institutional size trading in similar groups of securities and any developments related to specific issues, among other things. Short-term investments with maturities of 60 days or less are generally valued on the basis of amortized cost, unless the Trust's Board of Trustees determines that this does not represent fair value.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all the Funds in the Trust are allocated among them.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Funds are declared daily and paid no later than five business days after the end of the month. With respect to each Fund, net income for dividend purposes consists of dividends and interest income, discount earned (including both original issue and market discount), less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually.

  FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and realized net capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

  ORGANIZATION COSTS: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses are being amortized on a straight-line basis over a period of five years from the date of commencement of operations.

  MORTGAGE DOLLAR ROLLS: For the purpose of enhancing the Fund's yield, the GNMA Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date.

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high grade securities in an amount at least equal to its commitment to repurchase.

3.  INVESTMENT ADVISERS, DISTRIBUTION FEE AND OTHER RELATED PARTY TRANSACTIONS

  Fees paid by the Trust pursuant to the Advisory Agreements with National City Bank and National Asset Management Corporation, wholly-owned subsidiaries of National City Corporation, (collectively, the "Adviser" or "Advisers"), are payable monthly based on an annual rate of .55%, .55%, .45%, .55% and .55% of the average daily net assets of the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA, and Bond Funds, respectively. The Advisers may from time to time waive their fees payable by the Funds. For the period ended November 30, 1997, the Advisers have earned and waived fees as follows:

                             EARNED      WAIVED
                            --------    --------
Total Return Advantage
  Fund....................  $764,139    $764,139
Intermediate Bond Fund....   371,737     101,383
Enhanced Income Fund......   153,491     153,491
GNMA Fund.................   187,110          --
Bond Fund.................   260,008          --

  At November 30, 1997, advisory fees accrued and unpaid amounted to:

Total Return Advantage Fund...........       --
Intermediate Bond Fund................  $44,815
Enhanced Income Fund..................       --
GNMA Fund.............................   36,846
Bond Fund.............................   54,771

  The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Retail shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% on an annualized basis of net asset value of Retail shares of the Total Return Advantage, Intermediate Bond, GNMA and Bond Funds and .10% on an annualized basis of the net asset value of Retail shares of the Enhanced Income Fund. For the period ended November 30, 1997, fees paid under the Services Plan to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation, amounted to:

Total Return Advantage Fund............  $2,804
Intermediate Bond Fund.................   4,597
Enhanced Income Fund...................   1,094
GNMA Fund..............................     163
Bond Fund..............................      30

  National City Bank serves as the Funds' Custodian. For the period ended November 30, 1997, National City Bank has earned Custodian fees as follows:

Total Return Advantage Fund...........  $19,437
Intermediate Bond Fund................   11,912
Enhanced Income Fund..................    6,955
GNMA Fund.............................    8,005
Bond Fund.............................    9,622

  Pursuant to Board of Trustees' approval, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company ("SEI" or "Distributor"), began serving as the Trust's Distributor on March 10, 1997. Each Fund pays a fee to the Distributor for distributing its shares. Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust compensates the Distributor for services provided and expenses assumed in providing advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of each Fund, inclusive of an annual base fee of $1,250,000, plus

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

incentive fees related to asset growth, which are allocated among the investment funds with respect to which the Distributor is distributing shares.

  440 Financial Distributors, Inc., ("440"), a wholly-owned subsidiary of The Shareholder Services Group, Inc., and an indirect wholly-owned subsidiary of First Data Corp., served as the Trust's distributor until March 7, 1997. Each Fund reimbursed 440 for direct and indirect expenses incurred in performing distribution services, up to a maximum of .10% per annum of the average net assets of each Fund, inclusive of an annual fee of $250,000, which was allocated among the investment funds for which 440 was distributing shares.

  SEI served as distributor to the GNMA and Bond Funds prior to the Reorganization. Under a Rule 12b-1 Distribution Plan, SEI earned and waived Fees at an annual rate of up to .25% of the average daily net assets of the Predecessor Funds' Class A shares.

  Each Trustee receives an annual fee of $7,500 plus $2,500 for each Board Meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $2,500 per annum for services in such capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Distributor, or of any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

  Expenses for the period ended November 30, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

  PFPC Inc. ("PFPC") serves as Administrator and Accounting Agent to the Trust. As compensation for services performed, each Fund pays PFPC an asset-based fee plus reimbursement of reasonable out-of-pocket expenses. An officer of PFPC serves as Treasurer to the Trust.

4.  PURCHASES AND SALES OF SECURITIES

  During the period ended November 30, 1997, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                       PURCHASES         SALES
                      ------------    -----------
Total Return
  Advantage Fund....  $106,345,782    $92,486,030
Intermediate Bond
  Fund..............    73,981,823     28,611,014
Enhanced Income
  Fund..............    21,384,985     16,748,968
GNMA Fund...........     5,418,267             --
Bond Fund...........    21,087,188     10,142,266

  Purchases and sales of long-term U.S. government obligations were:

                      PURCHASES         SALES
                     ------------    ------------
Total Return
  Advantage Fund...  $141,895,941    $128,961,935
Intermediate Bond
  Fund.............    52,229,150      54,571,699
Enhanced Income
  Fund.............    21,076,931      14,959,455
GNMA Fund..........    93,763,517      86,327,512
Bond Fund..........    68,939,371      72,141,781

5.  SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                                 FOR THE PERIOD ENDED NOVEMBER 30, 1997 (UNAUDITED)
                                             ----------------------------------------------------------
                                                 INSTITUTIONAL CLASS                 RETAIL CLASS
                                             ---------------------------       ------------------------
                                               SHARES          VALUE            SHARES         VALUE
                                             ----------     ------------       --------     -----------
TOTAL RETURN ADVANTAGE FUND
Shares sold................................   3,205,987     $ 32,425,652            279     $     2,838
Shares reinvested..........................     334,956        3,390,354          5,836          59,079
Shares repurchased.........................  (2,088,483)     (21,122,231)        (2,726)        (27,599)
                                             ----------     ------------       --------     -----------
Net increase...............................   1,452,460     $ 14,693,775          3,389     $    34,318
                                             ==========     ============       ========     ===========
INTERMEDIATE BOND FUND
Shares sold................................   3,622,307     $ 38,066,948          6,772     $    71,400
Shares reinvested..........................      63,896          671,169          7,412          78,233
Shares repurchased.........................  (1,525,380)     (16,021,140)       (38,749)       (409,084)
                                             ----------     ------------       --------     -----------
Net increase/(decrease)....................   2,160,823     $ 22,716,977        (24,565)    $  (259,451)
                                             ==========     ============       ========     ===========
ENHANCED INCOME FUND
Shares sold................................   2,967,686     $ 29,810,178        143,262     $ 1,440,097
Shares reinvested..........................      81,986          824,731          5,291          53,277
Shares repurchased.........................  (2,200,724)     (22,105,374)      (114,174)     (1,148,701)
                                             ----------     ------------       --------     -----------
Net increase...............................     848,948     $  8,529,535         34,379     $   344,673
                                             ==========     ============       ========     ===========
GNMA FUND
Shares sold................................     905,637     $  9,324,408            740     $     7,700
Shares reinvested..........................       4,525           46,673            259           2,667
Shares repurchased.........................    (579,920)      (5,989,461)          (397)         (4,097)
                                             ----------     ------------       --------     -----------
Net increase...............................     330,242     $  3,381,620            602     $     6,270
                                             ==========     ============       ========     ===========
BOND FUND
Shares sold................................     919,595     $  9,296,480          1,611     $    16,415
Shares reinvested..........................       3,148           31,968             56             567
Shares repurchased.........................    (826,054)      (8,388,553)            --              --
                                             ----------     ------------       --------     -----------
Net increase...............................      96,689     $    939,895          1,667     $    16,982
                                             ==========     ============       ========     ===========

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                                         FOR THE YEAR ENDED MAY 31, 1997
                                           ------------------------------------------------------------
                                                INSTITUTIONAL CLASS                  RETAIL CLASS
                                           -----------------------------       ------------------------
                                             SHARES            VALUE            SHARES         VALUE
                                           -----------     -------------       --------     -----------
TOTAL RETURN ADVANTAGE FUND
Shares sold..............................    6,547,407     $  65,364,214            803     $     7,984
Shares reinvested........................    1,322,747        13,218,136         16,658         166,278
Shares repurchased.......................  (10,059,828)     (100,805,700)        (3,023)        (29,745)
                                            ----------     -------------       ---------    -----------
Net increase/(decrease)..................   (2,189,674)    $ (22,223,350)        14,438     $   144,517
                                            ==========     =============       =========    ===========
INTERMEDIATE BOND FUND
Shares sold..............................    7,749,485     $  80,231,676          1,197     $     9,558
Shares reinvested........................       55,659           578,148         22,068         230,165
Shares repurchased.......................   (6,910,866)      (71,840,259)      (266,960)     (2,781,883)
                                            ----------     -------------       ---------    -----------
Net increase/(decrease)..................      894,278     $   8,969,565       (243,695)    $(2,542,160)
                                            ==========     =============       =========    ===========
ENHANCED INCOME FUND
Shares sold..............................    5,917,556     $  59,245,312        241,948     $ 2,429,148
Shares reinvested........................      228,118         2,285,415         12,057         120,956
Shares repurchased.......................   (6,721,831)      (67,329,305)      (220,372)     (2,212,261)
                                            ----------     -------------       ---------    -----------
Net increase/(decrease)..................     (576,157)    $  (5,798,578)        33,633     $   337,843
                                            ==========     =============       =========    ===========
GNMA FUND
Shares sold..............................    1,574,235     $  15,942,378         16,716     $   167,900
Shares reinvested........................       11,290           114,351            580           5,884
Shares repurchased.......................   (1,263,481)      (12,833,755)        (4,652)        (46,920)
                                            ----------     -------------       ---------    -----------
Net increase.............................      322,044     $   3,222,974         12,644     $   126,864
                                            ==========     =============       =========    ===========
BOND FUND
Shares sold..............................    1,897,212     $  19,050,260          4,439     $    44,547
Shares reinvested........................       10,541           105,888            110           1,106
Shares repurchased.......................   (1,717,697)      (17,281,982)        (2,214)        (22,362)
                                            ----------     -------------       ---------    -----------
Net increase.............................      190,056     $   1,874,166          2,335     $    23,291
                                            ==========     =============       =========    ===========

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6.  SUBSEQUENT EVENTS

  Effective January 1, 1998, the Intermediate Bond and Bond Funds commenced offering B shares. B shares, like Retail shares, are subject to shareholder servicing fees under a services plan. In addition, B shares have in place a separate Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act under which each fund will pay up to a maximum of .75% per annum of the average net assets of B shares. B shares are subject to a contingent deferred sales charge, which may be reduced or waived under certain circumstances.

  Effective January 1, 1998, the maximum front-end sales charge on Retail shares of the Total Return Advantage, Intermediate Bond, GNMA and Bond Funds increased to 4.75% from 3.75%.

7.  RESULTS OF PROXY VOTING:

  A special meeting of the Shareholders of the Funds was held on November 19, 1997. Shareholders of the Total Return Advantage, Intermediate Bond, Enhanced Income, GNMA and Bond Funds each approved the following proposals:

PROPOSAL 1.

  To approve a new Investment Advisory Agreement between the Trust and National City Bank and National Asset Management Corporation.

  At least 82.41% of shareholders in each Fund voted to approve the proposal. No more than 1.49% in each Fund voted against the proposal.

PROPOSAL 3A.

  To approve changes to the fundamental investment limitation on underwriting activities.

  At least 79.31% of shareholders in each Fund voted to approve the proposal. No more than 2.18% in each Fund voted against the proposal.

PROPOSAL 3B.

  To approve changes to the fundamental investment limitation on real estate related transactions.

  At least 78.80% of shareholders in each Fund voted to approve the proposal. No more than 2.39% in each Fund voted against the proposal.

PROPOSAL 3C.

  To approve changes to the fundamental investment limitation on investment in commodities.

  At least 78.67% of shareholders in each Fund voted to approve the proposal. No more than 2.52% in each Fund voted against the proposal.

PROPOSAL 3D.

  To approve changes to the fundamental investment limitation regarding industry concentration.

  At least 79.01% of shareholders in each Fund voted to approve the proposal. No more than 2.29% in each Fund voted against the proposal.

PROPOSAL 3E.

  To approve changes to the fundamental investment limitation on loans.

  At least 78.62% of shareholders in each Fund voted to approve the proposal. No more than 2.67% in each Fund voted against the proposal.

PROPOSAL 3F.

  To approve changes to the fundamental investment limitation on borrowing and issuance of senior securities.

  At least 76.68% of shareholders in each Fund voted to approve the proposal. No more than 2.28% in each Fund voted against the proposal.

PROPOSAL 4A.

  To approve a change in the fundamental investment policies related to limitations on investment in

LOGO  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

other investment companies to make such policies non-fundamental.

  At least 78.54% of shareholders in each Fund voted to approve the proposal. No more than 2.29% in each Fund voted against the proposal.

PROPOSAL 4B.

  To approve a change in the fundamental investment policies related to limitations on illiquid securities to make such policies non-fundamental.

  At least 76.68% of shareholders in each Fund voted to approve the proposal. No more than 2.51% in each Fund voted against the proposal.

PROPOSAL 4C.

  To approved a change in the fundamental investment policies related to limitations on purchasing securities on margin to make such policies non-fundamental.

  At least 76.68% of shareholders in each Fund voted to approve the proposal. No more than 2.70% in each Fund voted against the proposal.

PROPOSAL 4D.

  To approve a change in the fundamental investment policies related to limitations on purchasing securities of companies for the purpose of exercising control to make such policies non-fundamental.

  At least 78.62% of shareholders in each Fund voted to approve the proposal. No more than 2.67% in each Fund voted against the proposal.

PROPOSAL 4E.

  To approve a change in the fundamental investment policies related to limitations on writing or selling put options, call options, straddles, spreads, or any combination thereof to make such policies non-fundamental.

  At least 76.68% of shareholders in each Fund voted to approve the proposal. No more than 2.70% in each Fund voted against the proposal.

PROPOSAL 4F.

  To approve a change in the fundamental investment policies related to limitations on purchasing or retaining securities of any issuer if officers or trustees/directors of the Trust or any of its investment advisers own beneficially more than certain percentages of that issuer's securities to make such policies non-fundamental.

  At least 78.74% of shareholders in each Fund voted to approve the proposal. No more than 2.62% in each Fund voted against the proposal.

PROPOSAL 4G.

  To approve a change in the fundamental investment policies related to limitations on investing in securities issued by companies with less than three years of operation to make such policies non-fundamental (GNMA and Bond Funds only).

  At least 86.55% of shareholders in each Fund voted to approve the proposal. No shareholders voted against the proposal.

PROPOSAL 5.

  To approve a change in the fundamental investment objective to make the investment objective non-fundamental.

  At least 77.25% of shareholders in each Fund voted to approve the proposal. No more than 4.78% in each Fund voted against the proposal.

PROPOSAL 6.

  Election of Trustees: For all Armada Funds, Institutional and Retail.

  At least 92.53% of voting shareholders voted to elect each Trustee. No more than 7.47% of voting shareholders withheld authority to elect a Trustee.

LOGO   ARMADA FUNDS

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Zurn Industries, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
     National City Corporation
Chairman, President and Chief Executive
     Officer, NatCity Investments, Inc.

LEIGH CARTER
Retired President and Chief Operating
     Officer, B.F. Goodrich Company
Director:
Acromed Corporation
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief Operating Officer,
     Kittle's Home Furnishing's Center, Inc.
ROBERT J. FARLING
Retired Chairman, President and
     Chief Executive Officer, Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
     Carol Martin Gatton College of Business
     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:
Meridia Health System
WVIZ Educational Television

J. WILLIAM PULLEN
President and Chief Executive Officer,
     Whayne Supply Company

LOGO   NOTES

[ARMADA FUNDS LOGO]                                         BULK RATE
                                                           U.S POSTAGE
Oaks, Pennsylvania 19456                                       PAID
                                                          CLEVELAND, OH
                                                         PERMIT NO. 1535


INVESTMENT ADVISERS

AFFILIATES OF
NATIONAL CITY
CORPORATION

NATIONAL ASSET MANAGEMENT
CORPORATION
101 SOUTH FIFTH STREET
LOUISVILLE, KY 40202

National City Bank
1900 East Ninth Street
Cleveland, Ohio 44114



AF-805 (1/98)